UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Government Income Fund

Annual report 5/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

A solid and stable economy enabled the U.S. Federal Reserve (Fed) to continue normalizing monetary policy for most of 2018; however, concerns about the strength of the broader global economy and the durability of the now 10-year-old bull market led investors to dial back risk exposures. Those concerns may ultimately have been shared by the Fed, which shifted to a neutral stance on interest rates in the beginning of 2019 after three years of hikes. The markets responded favorably, with most bond indexes registering gains before hitting a patch of turbulence in May as trade turmoil between the United States and China flared again.

As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
25	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Government Bond Index
Morningstar intermediate government bond fund category average
5.46
6.26
5.26
1.33
1.79
1.45
1.58
2.26
1.82
2.85
2.86
2.71
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds produced solid gains during the annual period

Slowing growth and the U.S. Federal Reserve's (Fed's) shift to a neutral policy fueled a rally in U.S. government securities.

Agency mortgage-backed securities trailed U.S. Treasuries

The Fed's ongoing balance sheet reduction disrupted the supply-and-demand picture for mortgage-backed securities, causing them to experience modest underperformance.

The fund lagged the Bloomberg Barclays U.S. Government Bond Index

An overweight position in agency mortgage-backed securities was the primary reason for the shortfall.

PORTFOLIO COMPOSITION AS OF 5/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

QUALITY COMPOSITION AS OF 5/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

Discussion of fund performance

How would you describe the investment backdrop during the 12 months ended May 31, 2019?

After performing poorly from the beginning of the period through the end of October, U.S. government bonds rallied due to slowing global growth and indications that the U.S. Federal Reserve (Fed) had finished raising interest rates. U.S. Treasuries delivered strong returns, particularly among longer-term issues, while agency mortgage-backed securities and other segments of the U.S. government-backed category generated smaller gains.

What elements of the fund's positioning helped and hurt performance?

The fund produced a positive absolute return, but several aspects of its positioning caused it to finish behind its benchmark. An overweight position in agency mortgage-backed securities played the largest role in the shortfall. While we liked the asset class for its yield spread over Treasuries, its weaker price performance outweighed the benefit of higher income. The fund's allocations to asset-backed securities and collateralized mortgage-backed securities also pressured results, as neither category kept pace with U.S. Treasuries.

Our duration positioning had an adverse effect on relative performance, as well. We kept the portfolio's duration (interest-rate sensitivity) slightly shorter than the benchmark. While this helped results in the first half of the period, when yields were rising, it prevented the fund from gaining the full benefit of the subsequent rally. Our yield curve strategy, which was designed to capitalize on the outperformance of longer-term bonds, added value.

What were some key aspects of your portfolio activity?

We continued to adjust the portfolio in response to the changing market backdrop. Although the fund was positioned with a short duration for most of the period, we moved closer to neutral in the latter part of the period. The fund's duration stood at 6.15 years on May 31, 2019, versus 6.28 for the index. We also shifted toward a neutral yield curve positioning, as we believed there was limited room for a further flattening. In terms of allocation, our most notable move was to reduce the fund's weighting in mortgage-backed securities from their intra-period peak. However, we were on the lookout for opportunities in this area as the reporting period drew to a close given that yield spreads had become more attractive. We also reduced the

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

fund's allocation to callable securities as part of our effort to increase duration, and we decreased its position in floating-rate securities in response to the shift in Fed policy.

With yields having fallen to low absolute levels by the end of May, we saw less potential upside in government bonds. Nevertheless, the asset class remained well supported by the combination of heightened investor uncertainty, low inflation, and sluggish economic growth. In this environment, we continue to use an active, research-based approach to identify market segments that we believe offer a favorable balance of risk and return potential.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-19	as of 5-31-19
Class A	1.22	0.76	2.43	3.87	27.18	1.68	1.63
Class B	-0.48	0.40	2.22	2.00	24.61	0.97	0.96
Class C	3.63	0.79	2.07	4.04	22.70	0.97	0.96
Class I2,3	5.55	1.70	2.91	8.77	33.20	1.95	1.94
Class R6[2,3]	5.67	1.67	2.89	8.63	33.02	2.06	2.05
Index†	6.26	2.26	2.86	11.85	32.59	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2020. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Gross (%)	1.03	1.78	1.78	0.78	0.68
Net (%)	0.98	1.77	1.77	0.77	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-09	12,461	12,461	13,259
Class C4	5-31-09	12,270	12,270	13,259
Class I2,3	5-31-09	13,320	13,320	13,259
Class R6[2,3]	5-31-09	13,302	13,302	13,259

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2018	Ending value on 5-31-2019	Expenses paid during period ended 5-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,058.40	$5.03	0.98%
	Hypothetical example	1,000.00	1,020.00	4.94	0.98%
Class B	Actual expenses/actual returns	1,000.00	1,054.30	9.07	1.77%
	Hypothetical example	1,000.00	1,016.10	8.90	1.77%
Class C	Actual expenses/actual returns	1,000.00	1,054.20	9.06	1.77%
	Hypothetical example	1,000.00	1,016.10	8.90	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,059.40	4.00	0.78%
	Hypothetical example	1,000.00	1,021.00	3.93	0.78%
Class R6	Actual expenses/actual returns	1,000.00	1,058.80	3.44	0.67%
	Hypothetical example	1,000.00	1,021.60	3.38	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 75.2%				$186,506,663
(Cost $181,107,658)
U.S. Government 50.6%				125,455,973
U.S. Treasury
Bond	2.875	05-15-43	8,600,000	9,114,320
Bond	2.875	11-15-46	8,345,000	8,854,501
Bond	2.875	05-15-49	500,000	531,484
Bond	3.000	02-15-48	11,920,000	12,938,788
Bond	3.125	02-15-43	5,895,000	6,512,363
Note	2.125	05-31-21	8,000,000	8,029,688
Note	2.125	05-15-22	12,915,000	13,002,782
Note	2.250	04-30-24	8,850,000	8,982,059
Note	2.500	01-31-24	6,500,000	6,664,277
Note	2.500	02-28-26	1,000,000	1,030,156
Note	2.625	02-15-29	4,250,000	4,430,791
Note	2.750	07-31-23	5,500,000	5,681,328
Note	2.875	09-30-23	23,000,000	23,901,133
Note	3.000	10-31-25	10,850,000	11,493,371
Note	3.125	11-15-28	2,525,000	2,738,935
Treasury Inflation Protected Security	0.625	04-15-23	1,534,815	1,549,997
U.S. Government Agency 24.6%				61,050,690
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,094,617	1,111,026
30 Yr Pass Thru	3.500	12-01-44	3,428,806	3,551,604
30 Yr Pass Thru	3.500	02-01-47	1,678,127	1,724,330
30 Yr Pass Thru	4.000	12-01-40	816,743	855,464
30 Yr Pass Thru	4.000	01-01-41	888,277	930,389
30 Yr Pass Thru	4.000	01-01-41	973,738	1,019,902
30 Yr Pass Thru	4.000	11-01-43	1,322,225	1,389,869
30 Yr Pass Thru	4.000	06-01-47	1,704,738	1,774,131
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	1,469,475	1,494,419
30 Yr Pass Thru	3.500	07-01-43	2,063,013	2,134,831
30 Yr Pass Thru	3.500	03-01-44	986,615	1,021,270
30 Yr Pass Thru	3.500	01-01-45	4,912,660	5,092,893
30 Yr Pass Thru	3.500	04-01-45	4,564,718	4,716,494
30 Yr Pass Thru	4.000	09-01-40	2,367,943	2,479,252
30 Yr Pass Thru	4.000	12-01-40	1,608,968	1,684,098
30 Yr Pass Thru	4.000	09-01-41	1,619,765	1,705,016
30 Yr Pass Thru	4.000	10-01-41	1,650,963	1,745,079
30 Yr Pass Thru	4.000	01-01-42	788,109	833,037
30 Yr Pass Thru	4.000	07-01-42	1,921,317	2,030,245
30 Yr Pass Thru	4.000	11-01-42	3,941,473	4,125,518
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	11-01-43	3,390,694	$3,587,165
30 Yr Pass Thru	4.000	12-01-43	1,927,309	2,027,542
30 Yr Pass Thru	4.500	08-01-40	1,607,202	1,724,801
30 Yr Pass Thru	4.500	06-01-41	2,785,766	2,990,471
30 Yr Pass Thru	4.500	07-01-41	2,465,611	2,646,790
30 Yr Pass Thru	4.500	11-01-41	537,503	574,817
30 Yr Pass Thru	4.500	02-01-42	1,534,986	1,631,951
30 Yr Pass Thru	4.500	04-01-48	2,295,059	2,442,189
30 Yr Pass Thru	5.000	04-01-35	190,379	207,965
30 Yr Pass Thru	5.000	09-01-40	748,597	804,906

30 Yr Pass Thru	5.000	04-01-41	910,511	993,226
Collateralized mortgage obligations 21.5%				$53,202,658
(Cost $53,190,642)
Commercial and residential 2.9%				7,208,146
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1 (A)(B)	3.000	09-25-64	1,742,554	1,751,494
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR2, Class XA IO	1.808	08-15-45	3,879,610	165,230
Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-LC13, Class B (A)(B)	5.009	08-10-46	595,000	638,738
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-HSBC, Class XA IO (A)	1.431	07-05-32	4,859,047	190,224
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA	3.500	08-25-57	1,923,754	1,978,922
Series 2019-1, Class MA	3.500	07-25-58	975,591	1,004,652
Series 2019-2, Class MA	3.500	08-25-58	431,509	444,931
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (A)(B)	2.800	03-18-28	1,040,000	1,033,955
U.S. Government Agency 18.6%				45,994,512
Federal Home Loan Mortgage Corp.
Series 237, Class F29 (1 month LIBOR + 0.250%) (C)	2.690	05-15-36	1,143,838	1,142,582
Series 246, Class F29 (1 month LIBOR + 0.250%) (C)	2.690	05-15-37	1,817,887	1,815,596
Series 4005, Class PF (1 month LIBOR + 0.500%) (C)	2.940	10-15-41	470,994	472,547
Series 4083, Class PB	3.500	09-15-41	5,379,761	5,591,934
Series 4191, Class FA (1 month LIBOR + 0.300%) (C)	2.740	03-15-43	1,169,675	1,166,467
Series 4236, Class DF (1 month LIBOR + 0.450%) (C)	2.890	08-15-43	599,826	599,851
Series 4459, Class CA	5.000	12-15-34	139,832	148,637
Series 4482, Class MA	2.000	04-15-31	744,764	740,931
12	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K012, Class A2 (B)	4.186	12-25-20	2,603,000	$2,665,663
Series K017, Class X1 IO	1.446	12-25-21	3,602,441	97,443
Series K018, Class A2	2.789	01-25-22	2,000,000	2,025,158
Series K018, Class X1 IO	1.485	01-25-22	3,473,227	95,948
Series K022, Class X1 IO	1.353	07-25-22	8,980,328	289,687
Series K026, Class X1 IO	1.115	11-25-22	4,298,798	122,386
Series K030, Class X1 IO	0.305	04-25-23	47,929,194	328,401
Series K032, Class A1	3.016	02-25-23	857,448	868,264
Series K038, Class X1 IO	1.312	03-25-24	6,888,267	320,125
Series K048, Class X1 IO	0.373	06-25-25	5,129,350	70,164
Series K050, Class X1 IO	0.458	08-25-25	73,044,010	1,348,407
Series K053, Class X1 IO	1.026	12-25-25	27,897,794	1,389,104
Series K054, Class X1 IO	1.314	01-25-26	21,760,371	1,443,566
Series K711, Class X1 IO	1.715	07-25-19	2,003,320	1,186
Series K715, Class X1 IO	1.233	01-25-21	35,797,767	544,029
Series K716, Class A2	3.130	06-25-21	575,000	583,214
Series K718, Class X1 IO	0.743	01-25-22	21,366,328	287,219
Series K720, Class X1 IO	0.645	08-25-22	64,317,403	870,485
Series K722, Class X1 IO	1.438	03-25-23	26,731,263	1,063,642
Series K725, Class A1	2.666	05-25-23	1,356,730	1,366,458
Series KSMC, Class A2	2.615	01-25-23	2,000,000	2,023,890
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	173,106	179,173
Series 2013-35, Class QB	1.750	02-25-43	851,478	845,525
Series 2013-40, Class DG	2.000	06-25-37	844,412	837,963
Series 2014-28, Class BD	3.500	08-25-43	2,334,776	2,418,318
Series 2014-44, Class DA	3.000	07-25-36	1,066,640	1,095,932
Series 2014-49, Class C	3.000	08-25-44	996,365	1,017,519
Series 2018-M7, Class A1 (B)	3.150	03-25-28	1,933,612	2,005,894
Government National Mortgage Association
Series 2007-26, Class FB (1 month LIBOR + 0.250%) (C)	2.735	05-20-37	2,822,325	2,814,444
Series 2012-114, Class IO	0.766	01-16-53	1,818,692	83,501
Series 2013-30, Class A	1.500	05-16-42	468,132	450,108
Series 2015-7, Class IO	0.794	01-16-57	15,363,748	878,980
Series 2017-109, Class IO	0.610	04-16-57	2,693,198	143,592
Series 2017-124, Class IO	0.706	01-16-59	3,314,870	213,238
Series 2017-140, Class IO	0.609	02-16-59	1,944,394	113,953
Series 2017-20, Class IO	0.748	12-16-58	4,188,092	257,528
Series 2017-41, Class IO	0.793	07-16-58	2,828,312	192,323
Series 2017-46, Class IO	0.621	11-16-57	3,081,503	177,715
Series 2017-54, Class IO	0.653	12-16-58	19,314,561	1,142,678
Series 2017-61, Class IO	0.769	05-16-59	1,918,939	135,017
Series 2017-74, Class IO	0.777	09-16-58	3,493,870	208,223
Series 2017-89, Class IO	0.766	07-16-59	3,535,115	245,167
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2018-114, Class IO	0.540	04-16-60	3,778,806	$222,057
Series 2018-68, Class A	2.850	04-16-50	714,468	710,153

Series 2018-9, Class IO	0.558	01-16-60	2,219,603	122,527
Asset backed securities 2.8%				$6,986,725
(Cost $6,909,419)
Asset backed securities 2.8%				6,986,725
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (A)(C)	2.670	07-25-36	283,442	283,203
Higher Education Funding I Series 2005-1, Class A5 (3 month LIBOR + 0.160%) (C)	2.681	02-25-32	69,506	69,477
Pennsylvania Higher Education Assistance Agency Series 2006-2, Class A3 (3 month LIBOR + 0.130%) (C)	2.710	10-25-36	1,032,780	1,025,582
SBA Small Business Investment Companies Series 2017-10A, Class 1	2.845	03-10-27	2,674,608	2,741,876
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (C)	4.002	02-25-35	189,389	190,208
TAL Advantage V LLC Series 2014-1A, Class A (A)	3.510	02-22-39	185,250	187,199
Towd Point Mortgage Trust
Series 2017-1, Class A1 (A)(B)	2.750	10-25-56	134,322	134,084
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	105,250	105,055
Series 2017-3, Class A1 (A)(B)	2.750	07-25-57	1,364,141	1,361,762
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (A)(C)	3.030	02-25-57	891,268	888,279

	Par value^	Value
Short-term investments 0.0%		$42,000
(Cost $42,000)
Repurchase agreement 0.0%		42,000
Barclays Tri-Party Repurchase Agreement dated 5-31-19 at 2.450% to be repurchased at $42,009 on 6-3-19, collateralized by $39,800 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $42,950, including interest)	42,000	42,000

Total investments (Cost $241,249,719) 99.5%	$246,738,046
Other assets and liabilities, net 0.5%	1,267,723
Total net assets 100.0%	$248,005,769

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
14	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	15

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	16	Long	Sep 2019	$2,003,408	$2,028,000	$24,592
2-Year U.S. Treasury Note Futures	52	Long	Sep 2019	11,118,065	11,162,937	44,872
5-Year U.S. Treasury Note Futures	25	Long	Sep 2019	2,910,988	2,934,180	23,192
						$92,656
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-19, the aggregate cost of investments for federal income tax purposes was $242,016,068. Net unrealized appreciation aggregated to $4,814,634, of which $7,053,486 related to gross unrealized appreciation and $2,238,852 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-19

Assets
Unaffiliated investments, at value (Cost $241,249,719)	$246,738,046
Receivable for futures variation margin	52,278
Cash	52,187
Collateral held at broker for futures contracts	155,350
Interest receivable	1,105,562
Receivable for fund shares sold	189,970
Receivable from affiliates	565
Other assets	46,425
Total assets	248,340,383
Liabilities
Distributions payable	29,701
Payable for fund shares repurchased	146,065
Payable to affiliates
Accounting and legal services fees	25,142
Transfer agent fees	22,893
Distribution and service fees	5,308
Trustees' fees	288
Other liabilities and accrued expenses	105,217
Total liabilities	334,614
Net assets	$248,005,769
Net assets consist of
Paid-in capital	$260,811,349
Total distributable earnings (loss)	(12,805,580)
Net assets	$248,005,769

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($216,942,371 ÷ 23,233,827 shares)[1]	$9.34
Class B ($824,868 ÷ 88,381 shares)[1]	$9.33
Class C ($6,296,815 ÷ 674,437 shares)[1]	$9.34
Class I ($4,973,943 ÷ 532,388 shares)	$9.34
Class R6 ($18,967,772 ÷ 2,030,018 shares)	$9.34
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.73

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	17

STATEMENT OF OPERATIONS For the year ended  5-31-19

Investment income
Interest	$7,415,051
Securities lending	16,253
Total investment income	7,431,304
Expenses
Investment management fees	1,303,032
Distribution and service fees	620,159
Accounting and legal services fees	54,285
Transfer agent fees	256,705
Trustees' fees	4,470
Custodian fees	49,471
State registration fees	86,097
Printing and postage	56,373
Professional fees	64,026
Other	19,699
Total expenses	2,514,317
Less expense reductions	(105,002)
Net expenses	2,409,315
Net investment income	5,021,989
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,313,230)
Affiliated investments	809
Futures contracts	18,620
(1,293,801)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	8,994,169
Affiliated investments	96
Futures contracts	90,037
9,084,302
Net realized and unrealized gain	7,790,501
Increase in net assets from operations	$12,812,490

18	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-19	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$5,021,989	$4,597,675
Net realized loss	(1,293,801)	(2,815,927)
Change in net unrealized appreciation (depreciation)	9,084,302	(5,643,667)
Increase (decrease) in net assets resulting from operations	12,812,490	(3,861,919)
Distributions to shareholders
From net investment income and net realized gain
Class A	(5,349,501)	—
Class B	(19,338)	—
Class C	(125,331)	—
Class I	(109,969)	—
Class R6[1]	(536,828)	—
From net investment income
Class A	—	(5,206,431)
Class B	—	(28,360)
Class C	—	(159,843)
Class I	—	(305,650)
Class R6[1]	—	(322,175)
Total distributions	(6,140,967)	(6,022,459)
From fund share transactions	(15,135,071)	(23,135,339)
Total decrease	(8,463,548)	(33,019,717)
Net assets
Beginning of year	256,469,317	289,489,034
End of year[2]	$248,005,769	$256,469,317

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Net assets - End of year includes undistributed net investment income of $241,595 at May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	19

Financial highlights
CLASS A SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.64	$9.69
Net investment income[1]	0.18	0.16	0.14	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.31	(0.29)	(0.14)	0.04	0.04
Total from investment operations	0.49	(0.13)	—	0.19	0.19
Less distributions
From net investment income	(0.23)	(0.20)	(0.20)	(0.22)	(0.24)
Net asset value, end of period	$9.34	$9.08	$9.41	$9.61	$9.64
Total return (%)[2,3]	5.46	(1.35)	0.02	1.98	1.93
Ratios and supplemental data
Net assets, end of period (in millions)	$217	$222	$249	$282	$275
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.06	1.12	1.10	1.09
Expenses including reductions	0.98	0.98	0.98	0.98	0.98
Net investment income	2.04	1.69	1.49	1.61	1.53
Portfolio turnover (%)	87	103	63	60	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.64	$9.69
Net investment income[1]	0.11	0.08	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.29	(0.28)	(0.14)	0.03	0.04
Total from investment operations	0.40	(0.20)	(0.07)	0.11	0.11
Less distributions
From net investment income	(0.15)	(0.13)	(0.13)	(0.14)	(0.16)
Net asset value, end of period	$9.33	$9.08	$9.41	$9.61	$9.64
Total return (%)[2,3]	4.52	(2.12)	(0.76)	1.20	1.16
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$4	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.81	1.87	1.85	1.84
Expenses including reductions	1.77	1.77	1.77	1.75	1.74
Net investment income	1.23	0.87	0.70	0.84	0.77
Portfolio turnover (%)	87	103	63	60	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	21

CLASS C SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.65	$9.69
Net investment income[1]	0.11	0.08	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.30	(0.28)	(0.14)	0.02	0.04
Total from investment operations	0.41	(0.20)	(0.07)	0.10	0.12
Less distributions
From net investment income	(0.15)	(0.13)	(0.13)	(0.14)	(0.16)
Net asset value, end of period	$9.34	$9.08	$9.41	$9.61	$9.65
Total return (%)[2,3]	4.63	(2.12)	(0.76)	1.09	1.26
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$8	$13	$18	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.81	1.87	1.85	1.84
Expenses including reductions	1.77	1.77	1.77	1.75	1.74
Net investment income	1.25	0.88	0.70	0.84	0.77
Portfolio turnover (%)	87	103	63	60	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
22	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-19	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$9.09	$9.42	$9.72
Net investment income[2]	0.20	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.29	(0.27)	(0.26)
Total from investment operations	0.49	(0.11)	(0.14)
Less distributions
From net investment income	(0.24)	(0.22)	(0.16)
Net asset value, end of period	$9.34	$9.09	$9.42
Total return (%)[3]	5.55	(1.13)	(1.46) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.81	0.85 [5]
Expenses including reductions	0.79	0.77	0.75 [5]
Net investment income	2.24	1.71	1.73 [5]
Portfolio turnover (%)	87	103	63 [6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	23

CLASS R6 SHARES Period ended	5-31-19	5-31-18 [1]
Per share operating performance
Net asset value, beginning of period	$9.09	$9.45
Net investment income[2]	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.29	(0.33)
Total from investment operations	0.50	(0.18)
Less distributions
From net investment income	(0.25)	(0.18)
Net asset value, end of period	$9.34	$9.09
Total return (%)[3]	5.67	(1.91) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.71 [5]
Expenses including reductions	0.67	0.67 [5]
Net investment income	2.35	2.20 [5]
Portfolio turnover (%)	87	103 [6]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-17 to 5-31-18.
24	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at last traded price on the exchange on which they trade.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	25

securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2019, by major security category or type:
	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$186,506,663	—	$186,506,663	—
Collateralized mortgage obligations	53,202,658	—	53,202,658	—
Asset backed securities	6,986,725	—	6,986,725	—
Short-term investments	42,000	—	42,000	—
Total investments in securities	$246,738,046	—	$246,738,046	—
Derivatives:
Assets
Futures	$92,656	$92,656	—	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The
26	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	27

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of May 31, 2019, there were no securities on loan.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2019 were $2,337.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2019, the fund has a short-term capital loss carryforward of $8,681,635 and a long-term capital loss carryforward of $9,019,812 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
28	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2019 and 2018 was as follows:
	May 31, 2019	May 31, 2018
Ordinary Income	$6,140,967	$6,022,459
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2019, the components of distributable earnings on a tax basis consisted of $110,932 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	29

assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable for futures margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Collateral or margin requirements are set by the broker or applicable clearinghouse. Collateral is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
During the year ended May 31, 2019, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with USD notional values ranging up to $16.1 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	$92,656	-
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2019:
Statement of operations location – net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$18,620
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2019:
Statement of operations location – change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$90,037
30	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Effective June 28, 2019, the Advisor changed its name to John Hancock Investment Management LLC and the Distributor changed its name to John Hancock Investment Management Distributors LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund’s average daily net assets, (b) 0.450% of the next $700 million of the fund’s average daily net assets, and (c) 0.430% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2019, this waiver amounted to 0.01% of the fund’s average net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended May 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$102,531
Class B	89
Class C	573
Class	Expense reduction
Class I	$ 320
Class R6	1,489
Total	$105,002

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	31

The investment management fees, including the impact of waivers and reimbursements as described above, incurred for the year ended May 31, 2019 were equivalent to a net annual effective rate of 0.49% the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class	Rule 12b-1 Fee
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $110,253 for the year ended May 31, 2019. Of this amount, $15,873 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $92,248 was paid as sales commissions to broker-dealers and $2,132 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2019, CDSCs received by the Distributor amounted to $2,153, $48 and $548 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
32	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended May 31, 2019 were:
Class	Distribution and service fees	Transfer agent fees
Class A	$ 535,273	$ 239,484
Class B	11,369	1,269
Class C	73,517	8,216
Class I	—	5,261
Class R6	—	2,475
Total	$620,159	$256,705
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2019 and 2018 were as follows:
	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,517,492	$22,796,300	1,939,257	$17,940,806
Distributions reinvested	542,583	4,920,573	515,531	4,768,600
Repurchased	(4,266,954)	(38,588,211)	(4,503,545)	(41,662,808)
Net decrease	(1,206,879)	$(10,871,338)	(2,048,757)	$(18,953,402)
Class B shares
Sold	346	$3,152	218	$2,019
Distributions reinvested	1,989	18,003	2,669	24,696
Repurchased	(81,505)	(736,331)	(104,060)	(964,016)
Net decrease	(79,170)	$(715,176)	(101,173)	$(937,301)
Class C shares
Sold	175,871	$1,592,839	120,079	$1,112,355
Distributions reinvested	13,175	119,382	15,974	147,820
Repurchased	(443,766)	(4,013,330)	(608,596)	(5,608,811)
Net decrease	(254,720)	$(2,301,109)	(472,543)	$(4,348,636)
Class I shares
Sold	286,094	$2,598,653	672,059	$6,292,238
Distributions reinvested	12,083	109,738	32,140	300,204
Repurchased	(197,902)	(1,787,137)	(2,860,493)	(26,751,793)
Net increase (decrease)	100,275	$921,254	(2,156,294)	$(20,159,351)
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	33

	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class R6 shares[1]
Sold	368,226	$3,336,578	2,700,328	$25,200,622
Distributions reinvested	59,163	536,828	35,049	321,385
Repurchased	(667,965)	(6,042,108)	(464,783)	(4,258,656)
Net increase (decrease)	(240,576)	$(2,168,702)	2,270,594	$21,263,351
Total net decrease	(1,681,070)	$(15,135,071)	(2,508,173)	$(23,135,339)

1	The inception date for Class R6 shares is 8-30-17.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $34,996,111 and $87,455,527, respectively, for the year ended May 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $178,515,254 and $138,103,003, respectively, for the year ended May 31, 2019.
Note 8—Investment in affiliated underlying funds
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from its investments in affiliated underlying funds is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust *	195,716	7,654,698	(7,850,414)	—	—	—	$809	$96	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
34	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Government Income Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	35

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	211
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	211
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	211
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	211
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	211
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	211
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	211
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	211
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	211
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	211
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	211
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       38

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	211
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	211
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       39

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA
Howard C. Greene, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF876857	56A 5/19 7/19

John Hancock

Investment Grade Bond Fund

Annual report 5/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4 and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

A solid and stable economy enabled the U.S. Federal Reserve (Fed) to continue normalizing monetary policy for most of 2018; however, concerns about the strength of the broader global economy and the durability of the now 10-year-old bull market led investors to dial back risk exposures. Those concerns may ultimately have been shared by the Fed, which shifted to a neutral stance on interest rates in the beginning of 2019 after three years of hikes. The markets responded favorably, with most bond indexes registering gains before hitting a patch of turbulence in May as trade turmoil between the United States and China flared again.

As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
32	Financial statements
36	Financial highlights
43	Notes to financial statements
53	Report of independent registered public accounting firm
54	Tax information
55	Trustees and Officers
59	More information

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar intermediate core bond fund category average
6.24
6.40
5.89
2.67
2.50
2.21
2.62
2.70
2.28
5.25
3.83
3.77
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Domestic bonds produced a robust 12-month return

U.S. Treasury yields closed the period at their lowest level since September 2017, contributing to gains across the investment-grade market.

Slowing growth led to an important shift in U.S. Federal Reserve (Fed) policy

A slowdown in the world economy prompted the Fed to indicate that it may begin to cut interest rates.

The fund delivered a gain but underperformed the benchmark

Asset allocation and security selection contributed, while yield curve positioning detracted.

PORTFOLIO COMPOSITION AS OF 5/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

QUALITY COMPOSITION AS OF 5/31/19 (%)

U.S. Government	19.4
U.S. Government Agency	24.6
Collateralized mortgage obligations – U.S. Government Agency	1.4
AAA	12.0
AA	2.6
A	9.8
BBB	23.6
BB	3.1
Equity	0.2
Not rated	1.4
Short-term investments and other	1.9

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 5-31-19 and do not reflect subsequent downgrades or upgrades, if any.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

Discussion of fund performance

How would you describe the investment backdrop during the 12 months ended May 31, 2019?

After performing poorly from the beginning of the period through the end of October, bonds staged a strong rally and finished with a healthy gain. The market was propelled by the combination of slowing global growth and indications that the U.S. Federal Reserve (Fed) was unlikely to raise interest rates in 2019.

What elements of the fund's positioning helped and hurt results relative to its benchmark?

The fund's active strategy incorporates three aspects: asset allocation, security selection, and duration positioning.

The fund's duration positioning detracted from fund performance. (Duration is a measure of interest-rate sensitivity.) We kept duration below that of the index throughout the period, preventing the fund from gaining the full benefit of the rally that occurred from November onward.

Selection made the largest contribution. Nearly all of the gain came from the investment-grade bond category, where the fund benefited from our emphasis on shorter-dated and BBB-rated bonds. A tilt toward financials over industrials, which we maintained based on the more defensive nature of the former, also had a favorable impact on results. Conversely, selection in asset-backed securities (ABS) was a modest detractor.

Asset allocation was also a positive factor, highlighted by overweight positions in securitized assets (including ABS and commercial mortgage-backed securities). An underweight in U.S. Treasuries, which has been a strong contributor to performance in recent years, detracted.

What were some key aspects of your portfolio activity?

Our decision to move closer to a neutral yield curve positioning was the most notable change of the past 12 months. We entered the annual period with the portfolio positioned to capitalize on a flattening yield curve (i.e., outperformance for longer-term bonds). Believing this trend is largely played out given the Fed's shift toward a more accommodative stance, we sought to move more closely in line with

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

the benchmark. We achieved this by decreasing the fund's overweight in longer-dated issues and reducing the extent of its underweight in short-term bonds. We redeployed the proceeds into intermediate-term securities, primarily in the five-year range. The adjustment in the fund's yield curve positioning led us to reduce its weighting in shorter-dated asset-backed securities and add to its position in U.S. Treasuries. We also decreased the portfolio's allocation to floating-rate securities. With the Fed appearing set to begin cutting interest rates, we no longer saw a meaningful benefit from holding floaters over fixed-rate issues.

Investment-grade corporate bonds remained the largest weighting in the portfolio at the end of May, as we continued to see an attractive yield advantage in this area. Within the corporate allocation, we tilted toward more defensive and shorter-dated issues. More broadly speaking, we continued to emphasize market segments with a yield advantage over U.S. Treasuries, as we anticipate a backdrop of slow—but positive—economic growth. In addition, we believe the markets will remain in a low-return environment in which yield is likely to play a meaningful role in total returns.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-19	as of 5-31-19
Class A	2.03	1.79	4.83	9.27	60.24	2.39	2.32
Class B	0.35	1.47	4.63	7.55	57.19	1.75	1.68
Class C	4.35	1.84	4.47	9.52	54.86	1.75	1.68
Class I2	6.38	2.86	5.57	15.14	71.91	2.73	2.67
Class R2[2,3]	6.08	2.56	5.22	13.45	66.34	2.35	2.29
Class R4[2,3]	6.24	2.74	5.32	14.48	67.85	2.60	2.43
Class R6[2,3]	6.60	2.95	5.42	15.64	69.56	2.84	2.78
Index†	6.40	2.70	3.83	14.26	45.57	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.85	1.60	1.60	0.60	1.00	0.85	0.50
Net (%)	0.74	1.49	1.49	0.49	0.89	0.64	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-09	15,719	15,719	14,557
Class C4	5-31-09	15,486	15,486	14,557
Class I2	5-31-09	17,191	17,191	14,557
Class R2[2,3]	5-31-09	16,634	16,634	14,557
Class R4[2,3]	5-31-09	16,785	16,785	14,557
Class R6[2,3]	5-31-09	16,956	16,956	14,557

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2018	Ending value on 5-31-2019	Expenses paid during period ended 5-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,065.20	$4.02	0.78%
	Hypothetical example	1,000.00	1,021.00	3.93	0.78%
Class B	Actual expenses/actual returns	1,000.00	1,061.30	7.86	1.53%
	Hypothetical example	1,000.00	1,017.30	7.70	1.53%
Class C	Actual expenses/actual returns	1,000.00	1,061.30	7.86	1.53%
	Hypothetical example	1,000.00	1,017.30	7.70	1.53%
Class I	Actual expenses/actual returns	1,000.00	1,066.40	2.78	0.54%
	Hypothetical example	1,000.00	1,022.20	2.72	0.54%
Class R2	Actual expenses/actual returns	1,000.00	1,064.30	4.84	0.94%
	Hypothetical example	1,000.00	1,020.20	4.73	0.94%
Class R4	Actual expenses/actual returns	1,000.00	1,065.70	3.55	0.69%
	Hypothetical example	1,000.00	1,021.50	3.48	0.69%
Class R6	Actual expenses/actual returns	1,000.00	1,068.00	2.22	0.43%
	Hypothetical example	1,000.00	1,022.80	2.17	0.43%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 44.0%				$397,999,410
(Cost $390,536,804)
U.S. Government 19.4%				175,500,266
U.S. Treasury
Bond	2.750	11-15-42	34,345,000	35,647,695
Bond	3.000	02-15-47	20,472,000	22,258,502
Bond	3.000	02-15-49	24,118,000	26,258,473
Note	2.250	04-30-24	49,381,000	50,117,857
Note	2.375	05-15-29	40,357,000	41,217,739
U.S. Government Agency 24.6%				222,499,144
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	10-01-31	7,891,803	8,038,293
30 Yr Pass Thru	3.000	03-01-43	505,621	513,675
30 Yr Pass Thru	3.000	03-01-43	4,325,266	4,388,754
30 Yr Pass Thru	3.000	04-01-43	726,021	736,905
30 Yr Pass Thru	3.000	12-01-45	1,784,420	1,805,036
30 Yr Pass Thru	3.000	10-01-46	2,185,956	2,211,894
30 Yr Pass Thru	3.000	10-01-46	1,524,470	1,540,654
30 Yr Pass Thru	3.000	12-01-46	5,598,954	5,653,144
30 Yr Pass Thru	3.000	12-01-46	1,276,961	1,290,517
30 Yr Pass Thru	3.000	04-01-47	884,749	893,312
30 Yr Pass Thru	3.500	02-01-42	1,430,531	1,479,082
30 Yr Pass Thru	3.500	04-01-44	743,505	771,062
30 Yr Pass Thru	3.500	07-01-46	3,897,279	4,005,190
30 Yr Pass Thru	3.500	10-01-46	2,200,319	2,270,181
30 Yr Pass Thru	3.500	11-01-46	2,156,367	2,221,464
30 Yr Pass Thru	3.500	12-01-46	1,252,603	1,294,332
30 Yr Pass Thru	3.500	01-01-47	7,658,836	7,925,947
30 Yr Pass Thru	3.500	02-01-47	2,315,168	2,380,358
30 Yr Pass Thru	3.500	04-01-47	1,348,738	1,395,776
30 Yr Pass Thru	3.500	11-01-47	3,530,029	3,627,219
30 Yr Pass Thru	3.500	11-01-48	6,503,140	6,727,912
30 Yr Pass Thru	4.000	11-01-43	289,237	304,034
30 Yr Pass Thru	4.000	02-01-44	133,512	140,551
30 Yr Pass Thru	4.000	07-01-45	4,234,336	4,477,425
30 Yr Pass Thru	4.000	03-01-48	2,874,962	2,985,206
30 Yr Pass Thru	4.000	08-01-48	1,531,503	1,604,349
30 Yr Pass Thru (A)	4.000	12-01-48	5,150,677	5,353,821
30 Yr Pass Thru	4.500	02-01-41	664,758	711,390
30 Yr Pass Thru	4.500	03-01-47	2,596,621	2,764,975
30 Yr Pass Thru	5.000	03-01-41	334,056	359,240
30 Yr Pass Thru	5.500	06-01-38	480,360	526,377
Federal National Mortgage Association
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	3.000	07-01-27	264,978	$269,227
15 Yr Pass Thru (A)	3.500	06-01-34	1,040,000	1,071,494
15 Yr Pass Thru	4.000	12-01-24	325,900	337,338
30 Yr Pass Thru	3.000	12-01-42	1,217,615	1,236,193
30 Yr Pass Thru	3.000	04-01-43	4,068,562	4,124,282
30 Yr Pass Thru	3.000	08-01-46	2,097,708	2,118,570
30 Yr Pass Thru	3.000	10-01-46	2,467,182	2,494,802
30 Yr Pass Thru	3.000	01-01-47	2,479,876	2,502,214
30 Yr Pass Thru	3.000	02-01-47	1,301,650	1,315,815
30 Yr Pass Thru	3.000	10-01-47	2,916,167	2,942,435
30 Yr Pass Thru	3.500	01-01-42	1,561,130	1,604,744
30 Yr Pass Thru	3.500	06-01-42	2,149,162	2,224,651
30 Yr Pass Thru	3.500	07-01-42	3,491,387	3,619,477
30 Yr Pass Thru	3.500	01-01-43	646,524	665,899
30 Yr Pass Thru	3.500	04-01-43	488,244	503,105
30 Yr Pass Thru	3.500	06-01-43	2,205,359	2,282,133
30 Yr Pass Thru	3.500	07-01-43	357,197	369,632
30 Yr Pass Thru	3.500	03-01-44	3,427,189	3,547,568
30 Yr Pass Thru	3.500	10-01-44	4,649,231	4,782,024
30 Yr Pass Thru	3.500	04-01-45	939,866	971,116
30 Yr Pass Thru	3.500	04-01-45	2,294,713	2,371,012
30 Yr Pass Thru	3.500	07-01-46	4,047,638	4,153,129
30 Yr Pass Thru	3.500	07-01-46	1,498,854	1,543,070
30 Yr Pass Thru	3.500	07-01-47	4,965,210	5,134,957
30 Yr Pass Thru	3.500	11-01-47	4,729,364	4,879,226
30 Yr Pass Thru	3.500	11-01-47	2,427,970	2,488,973
30 Yr Pass Thru	3.500	12-01-47	2,924,606	3,007,226
30 Yr Pass Thru	3.500	01-01-48	6,224,197	6,400,030
30 Yr Pass Thru	3.500	03-01-48	2,394,898	2,478,270
30 Yr Pass Thru	3.500	06-01-48	1,033,846	1,066,606
30 Yr Pass Thru	4.000	09-01-40	728,142	762,370
30 Yr Pass Thru	4.000	01-01-41	579,665	609,993
30 Yr Pass Thru	4.000	09-01-41	960,995	1,006,018
30 Yr Pass Thru	4.000	09-01-41	2,762,744	2,925,420
30 Yr Pass Thru	4.000	10-01-41	40,283	42,580
30 Yr Pass Thru	4.000	11-01-41	1,465,141	1,532,639
30 Yr Pass Thru	4.000	01-01-42	386,620	408,660
30 Yr Pass Thru	4.000	01-01-42	579,481	606,177
30 Yr Pass Thru	4.000	03-01-42	2,657,918	2,780,366
30 Yr Pass Thru	4.000	05-01-43	2,666,509	2,785,187
30 Yr Pass Thru	4.000	09-01-43	2,025,553	2,149,253
30 Yr Pass Thru	4.000	10-01-43	1,747,360	1,845,879
30 Yr Pass Thru	4.000	12-01-43	2,597,702	2,732,800
30 Yr Pass Thru	4.000	01-01-44	408,280	432,703
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	02-01-46	1,886,404	$1,962,108
30 Yr Pass Thru	4.000	06-01-46	1,339,260	1,392,588
30 Yr Pass Thru	4.000	07-01-46	3,411,608	3,547,456
30 Yr Pass Thru	4.000	03-01-47	5,106,657	5,349,897
30 Yr Pass Thru	4.000	05-01-47	3,259,109	3,413,327
30 Yr Pass Thru	4.000	12-01-47	1,296,037	1,361,009
30 Yr Pass Thru	4.000	04-01-48	4,511,364	4,740,346
30 Yr Pass Thru (A)	4.000	06-01-48	4,288,230	4,448,264
30 Yr Pass Thru	4.000	10-01-48	2,669,494	2,801,235
30 Yr Pass Thru	4.500	08-01-40	1,253,881	1,345,628
30 Yr Pass Thru	4.500	08-01-40	599,958	643,857
30 Yr Pass Thru	4.500	12-01-40	377,874	405,523
30 Yr Pass Thru	4.500	05-01-41	487,431	523,097
30 Yr Pass Thru	4.500	05-01-41	637,138	682,065
30 Yr Pass Thru	4.500	06-01-41	768,487	824,957
30 Yr Pass Thru	4.500	07-01-41	419,154	449,954
30 Yr Pass Thru	4.500	11-01-41	134,089	143,398
30 Yr Pass Thru	4.500	12-01-41	2,504,052	2,662,233
30 Yr Pass Thru	4.500	05-01-42	1,067,551	1,145,998
30 Yr Pass Thru	4.500	04-01-48	2,018,078	2,147,452
30 Yr Pass Thru	4.500	07-01-48	7,417,555	7,806,151
30 Yr Pass Thru	5.000	04-01-35	71,281	77,866
30 Yr Pass Thru	5.000	09-01-40	579,773	623,383
30 Yr Pass Thru	5.000	04-01-41	143,081	156,079
30 Yr Pass Thru	5.500	02-01-36	69,554	77,439

30 Yr Pass Thru	6.500	01-01-39	211,926	244,496
Foreign government obligations 0.4%				$3,711,096
(Cost $3,472,145)
Qatar 0.2%				2,107,420
State of Qatar
Bond (B)	3.375	03-14-24	1,182,000	1,208,595
Bond (B)	5.103	04-23-48	785,000	898,825
Saudi Arabia 0.2%				1,603,676
Kingdom of Saudi Arabia Bond (B)	4.375	04-16-29	1,520,000	1,603,676

Corporate bonds 32.9%				$297,855,999
(Cost $291,993,704)
Communication services 2.6%				23,152,766
Diversified telecommunication services 0.9%
AT&T, Inc.	3.400	05-15-25	1,765,000	1,783,482
AT&T, Inc.	4.350	03-01-29	1,385,000	1,445,670
Sprint Spectrum Company LLC (B)	3.360	03-20-23	430,625	429,548
Verizon Communications, Inc.	4.400	11-01-34	900,000	957,233
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Verizon Communications, Inc.	4.672	03-15-55	748,000	$801,226
Verizon Communications, Inc.	4.862	08-21-46	2,165,000	2,385,619
Entertainment 0.1%
Activision Blizzard, Inc.	3.400	09-15-26	856,000	861,801
Media 1.2%
CBS Corp.	3.375	03-01-22	403,000	408,947
CBS Corp.	3.700	08-15-24	640,000	651,718
Charter Communications Operating LLC	4.200	03-15-28	1,771,000	1,779,073
Charter Communications Operating LLC	5.750	04-01-48	1,936,000	2,041,467
Charter Communications Operating LLC	6.484	10-23-45	1,675,000	1,887,777
Comcast Corp.	3.000	02-01-24	1,265,000	1,281,927
Myriad International Holdings BV (B)	4.850	07-06-27	295,000	306,335
Myriad International Holdings BV (B)	5.500	07-21-25	995,000	1,073,531
The Interpublic Group of Companies, Inc.	3.500	10-01-20	853,000	861,934
Warner Media LLC	3.800	02-15-27	862,000	879,513
Wireless telecommunication services 0.4%
CC Holdings GS V LLC	3.849	04-15-23	1,065,000	1,096,457
Oztel Holdings SPC, Ltd. (B)	6.625	04-24-28	740,000	717,939
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	1,449,000	1,501,569
Consumer discretionary 2.8%				25,483,395
Auto components 0.1%
Lear Corp.	5.250	01-15-25	789,000	816,476
Automobiles 1.3%
Daimler Finance North America LLC (B)	3.750	11-05-21	1,390,000	1,418,863
Ford Motor Credit Company LLC	3.336	03-18-21	800,000	796,541
Ford Motor Credit Company LLC	3.813	10-12-21	2,025,000	2,032,105
Ford Motor Credit Company LLC	5.875	08-02-21	2,006,000	2,098,007
General Motors Company	4.875	10-02-23	1,545,000	1,609,916
General Motors Financial Company, Inc.	3.550	04-09-21	940,000	947,915
General Motors Financial Company, Inc.	4.000	01-15-25	1,258,000	1,244,473
General Motors Financial Company, Inc.	4.300	07-13-25	1,082,000	1,092,632
Nissan Motor Acceptance Corp. (B)	3.650	09-21-21	625,000	634,641
Hotels, restaurants and leisure 0.2%
GLP Capital LP	5.375	04-15-26	839,000	886,991
Resorts World Las Vegas LLC (B)	4.625	04-16-29	800,000	805,490
Internet and direct marketing retail 1.0%
Amazon.com, Inc.	3.150	08-22-27	1,910,000	1,963,375
Amazon.com, Inc.	4.050	08-22-47	1,035,000	1,125,568
Expedia Group, Inc.	3.800	02-15-28	1,865,000	1,865,542
Expedia Group, Inc.	5.000	02-15-26	1,635,000	1,763,126
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
QVC, Inc.	4.375	03-15-23	970,000	$973,141
QVC, Inc.	5.125	07-02-22	735,000	761,780
QVC, Inc.	5.450	08-15-34	700,000	691,410
Multiline retail 0.2%
Dollar Tree, Inc.	4.200	05-15-28	1,935,000	1,955,403
Consumer staples 0.6%				5,534,323
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	955,000	951,138
Constellation Brands, Inc.	3.200	02-15-23	930,000	940,405
Keurig Dr. Pepper, Inc. (B)	3.551	05-25-21	1,649,000	1,674,512
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (B)	2.700	07-26-22	730,000	727,683
Food products 0.1%
Conagra Brands, Inc.	3.800	10-22-21	613,000	626,891
Kraft Heinz Foods Company (B)	4.875	02-15-25	595,000	613,694
Energy 3.9%				35,219,183
Oil, gas and consumable fuels 3.9%
Andeavor Logistics LP	4.250	12-01-27	483,000	495,534
Andeavor Logistics LP	5.250	01-15-25	555,000	583,171
Andeavor Logistics LP	6.375	05-01-24	850,000	889,355
Cimarex Energy Company	4.375	06-01-24	640,000	669,622
Colorado Interstate Gas Company LLC (B)	4.150	08-15-26	540,000	552,065
Columbia Pipeline Group, Inc.	4.500	06-01-25	629,000	672,147
Continental Resources, Inc.	5.000	09-15-22	1,904,000	1,918,436
Enable Midstream Partners LP	3.900	05-15-24	1,070,000	1,070,293
Enable Midstream Partners LP	4.950	05-15-28	1,395,000	1,425,106
Enbridge Energy Partners LP	4.375	10-15-20	1,295,000	1,321,468
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	931,000	919,363
Energy Transfer Operating LP	4.200	04-15-27	323,000	328,244
Energy Transfer Operating LP	4.250	03-15-23	1,377,000	1,416,749
Energy Transfer Operating LP	5.150	03-15-45	980,000	950,809
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,691,000	1,547,265
Husky Energy, Inc.	3.950	04-15-22	945,000	966,295
Kinder Morgan Energy Partners LP	7.750	03-15-32	585,000	770,464
Kinder Morgan, Inc.	3.150	01-15-23	561,000	563,365
MPLX LP	4.000	03-15-28	965,000	966,885
MPLX LP	4.800	02-15-29	515,000	546,734
ONEOK Partners LP	5.000	09-15-23	655,000	700,280
Petroleos Mexicanos	4.875	01-24-22	980,000	992,642
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	5.375	03-13-22	205,000	$210,840
Sabine Pass Liquefaction LLC	4.200	03-15-28	849,000	858,055
Sabine Pass Liquefaction LLC	5.000	03-15-27	877,000	936,117
Sabine Pass Liquefaction LLC	5.750	05-15-24	1,345,000	1,474,236
Sabine Pass Liquefaction LLC	5.875	06-30-26	448,000	497,885
Saudi Arabian Oil Company (B)	2.875	04-16-24	2,139,000	2,126,004
Schlumberger Holdings Corp. (B)	3.750	05-01-24	2,140,000	2,203,424
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,355,000	1,347,519
Sunoco Logistics Partners Operations LP	4.400	04-01-21	1,170,000	1,201,922
Sunoco Logistics Partners Operations LP	5.400	10-01-47	758,000	765,470
The Williams Companies, Inc.	3.700	01-15-23	2,155,000	2,197,423
The Williams Companies, Inc.	3.750	06-15-27	1,120,000	1,133,996
Financials 11.1%				100,648,171
Banks 7.6%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (B)(C)	6.750	06-15-26	665,000	714,044
Banco Santander SA	4.379	04-12-28	800,000	820,811
Bank of America Corp.	3.950	04-21-25	1,300,000	1,331,791
Bank of America Corp.	4.200	08-26-24	470,000	492,263
Bank of America Corp.	4.450	03-03-26	1,488,000	1,568,839
Bank of America Corp. (3.864% to 7-23-23, then 3 month LIBOR + 0.940%)	3.864	07-23-24	2,110,000	2,187,749
Bank of Montreal	3.300	02-05-24	3,385,000	3,464,204
Barclays Bank PLC (B)	10.179	06-12-21	905,000	1,020,930
Barclays PLC	4.375	01-12-26	775,000	783,809
BPCE SA (B)	4.500	03-15-25	1,020,000	1,047,641
BPCE SA (B)	5.700	10-22-23	1,125,000	1,212,710
Canadian Imperial Bank of Commerce	2.700	02-02-21	2,462,000	2,471,018
Citigroup, Inc.	2.350	08-02-21	1,600,000	1,591,488
Citigroup, Inc.	4.600	03-09-26	1,918,000	2,025,272
Citigroup, Inc.	5.500	09-13-25	535,000	594,156
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (B)(C)	11.000	06-30-19	969,000	973,845
Danske Bank A/S (B)	5.000	01-12-22	887,000	918,335
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	1,570,000	1,617,938
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (C)	6.875	06-01-21	995,000	1,033,556
ING Bank NV (B)	5.800	09-25-23	1,060,000	1,155,342
ING Groep NV	3.550	04-09-24	869,000	881,253
JPMorgan Chase & Co.	2.400	06-07-21	1,945,000	1,937,984
JPMorgan Chase & Co.	3.200	06-15-26	1,287,000	1,299,188
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%)	3.514	06-18-22	2,250,000	$2,286,209
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)	6.750	02-01-24	1,590,000	1,746,965
Lloyds Banking Group PLC	4.450	05-08-25	2,385,000	2,485,337
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (C)	5.125	11-01-26	865,000	889,410
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (D)	3.266	12-01-21	735,000	734,480
Mitsubishi UFJ Financial Group, Inc.	3.218	03-07-22	2,160,000	2,196,478
PNC Bank NA	2.450	07-28-22	1,570,000	1,573,683
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%)	3.374	08-13-21	1,594,000	1,605,527
Regions Financial Corp.	2.750	08-14-22	1,590,000	1,592,950
Regions Financial Corp.	3.800	08-14-23	2,320,000	2,409,045
Santander Holdings USA, Inc.	3.400	01-18-23	810,000	816,420
Santander Holdings USA, Inc.	3.700	03-28-22	1,480,000	1,504,046
Santander Holdings USA, Inc.	4.450	12-03-21	999,000	1,032,527
Santander UK Group Holdings PLC (B)	4.750	09-15-25	790,000	795,983
SunTrust Bank	2.450	08-01-22	1,250,000	1,245,129
SunTrust Banks, Inc.	4.000	05-01-25	1,212,000	1,283,603
The PNC Financial Services Group, Inc.	3.500	01-23-24	1,570,000	1,626,704
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (C)	4.850	06-01-23	875,000	875,000
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (C)	6.750	08-01-21	1,803,000	1,908,926
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,405,000	1,414,098
The Toronto-Dominion Bank	3.250	03-11-24	1,941,000	1,993,882
Wells Fargo & Company (3 month LIBOR + 3.770%) (C)(D)	6.381	09-15-19	1,015,000	1,019,365
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)	5.875	06-15-25	2,580,000	2,735,032
Wells Fargo Bank N.A.	3.550	08-14-23	1,820,000	1,875,881
Capital markets 1.2%
Ares Capital Corp.	3.625	01-19-22	890,000	894,204
Cantor Fitzgerald LP (B)	4.875	05-01-24	1,295,000	1,310,852
FS KKR Capital Corp.	4.250	01-15-20	704,000	706,588
Lazard Group LLC	4.375	03-11-29	705,000	731,155
Macquarie Bank, Ltd. (B)	4.875	06-10-25	1,250,000	1,323,286
Morgan Stanley	3.875	01-27-26	895,000	929,941
Stifel Financial Corp.	4.250	07-18-24	685,000	710,180
The Goldman Sachs Group, Inc.	3.850	01-26-27	2,428,000	2,480,900
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (B)	2.859	08-15-23	1,555,000	$1,546,130
Consumer finance 0.8%
American Express Company	2.500	08-01-22	1,600,000	1,592,616
Capital One Financial Corp.	3.450	04-30-21	1,562,000	1,583,755
Capital One Financial Corp.	3.500	06-15-23	740,000	760,816
Capital One Financial Corp.	3.900	01-29-24	1,575,000	1,635,177
Discover Financial Services	3.950	11-06-24	1,408,000	1,457,017
Discover Financial Services	4.100	02-09-27	385,000	389,602
Discover Financial Services	5.200	04-27-22	215,000	228,845
Diversified financial services 0.4%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (B)	6.125	11-30-21	55,210	55,414
Jefferies Financial Group, Inc.	5.500	10-18-23	955,000	1,014,255
Jefferies Group LLC	4.150	01-23-30	1,130,000	1,049,014
Jefferies Group LLC	4.850	01-15-27	1,136,000	1,151,404
Insurance 1.1%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	925,000	930,125
AXA SA	8.600	12-15-30	515,000	700,400
Brighthouse Financial, Inc.	3.700	06-22-27	1,700,000	1,584,623
Lincoln National Corp.	4.000	09-01-23	360,000	378,876
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-66	770,000	850,850
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (B)	9.250	04-08-68	585,000	801,450
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (B)	3.622	04-26-23	870,000	878,644
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (B)	5.100	10-16-44	827,000	875,586
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,989,000	2,083,478
Teachers Insurance & Annuity Association of America (B)	4.270	05-15-47	1,145,000	1,222,142
Health care 1.8%				16,102,366
Biotechnology 0.2%
Celgene Corp.	3.250	02-20-23	813,000	829,114
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,447,000	1,424,214
Health care equipment and supplies 0.1%
Boston Scientific Corp.	3.450	03-01-24	829,000	852,125
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 0.8%
AmerisourceBergen Corp.	3.450	12-15-27	1,525,000	$1,504,361
CVS Health Corp.	3.350	03-09-21	2,175,000	2,196,940
CVS Health Corp.	5.050	03-25-48	905,000	919,905
HCA, Inc.	5.250	06-15-26	920,000	991,973
Universal Health Services, Inc. (B)	4.750	08-01-22	585,000	587,194
Universal Health Services, Inc. (B)	5.000	06-01-26	832,000	844,480
Pharmaceuticals 0.7%
Bayer US Finance II LLC (B)	3.500	06-25-21	650,000	655,492
Bristol-Myers Squibb Company (B)	2.900	07-26-24	2,100,000	2,127,479
GlaxoSmithKline Capital PLC	3.000	06-01-24	1,419,000	1,440,148
Pfizer, Inc.	2.950	03-15-24	1,690,000	1,728,941
Industrials 4.3%				39,031,347
Aerospace and defense 0.6%
Huntington Ingalls Industries, Inc. (B)	5.000	11-15-25	1,465,000	1,508,950
The Boeing Company	3.200	03-01-29	2,590,000	2,611,996
United Technologies Corp.	3.350	08-16-21	1,270,000	1,292,378
Air freight and logistics 0.1%
CH Robinson Worldwide, Inc.	4.200	04-15-28	1,110,000	1,165,197
Airlines 2.4%
Air Canada 2013-1 Class A Pass Through Trust (B)	4.125	11-15-26	645,471	669,676
Air Canada 2017-1 Class B Pass Through Trust (B)	3.700	07-15-27	951,058	921,100
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	333,902	344,360
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	882,846	915,953
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	1,428,951	1,426,236
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	696,782	706,607
American Airlines 2016-1 Class A Pass Through Trust (E)	4.100	07-15-29	1,147,430	1,172,674
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	1,144,810	1,146,413
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	495,000	502,821
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	765,000	775,863
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	444,562	430,959
British Airways 2013-1 Class A Pass Through Trust (B)	4.625	06-20-24	995,102	1,025,751
British Airways 2013-1 Class B Pass Through Trust (B)	5.625	12-20-21	94,179	95,130
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
British Airways 2018-1 Class A Pass Through Trust (B)	4.125	03-20-33	464,322	$472,680
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	523,199	550,196
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	691,085	747,132
Delta Air Lines, Inc.	3.625	03-15-22	1,485,000	1,503,086
Delta Air Lines, Inc.	3.800	04-19-23	1,045,000	1,067,568
Delta Air Lines, Inc.	4.375	04-19-28	1,288,000	1,293,676
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	218,830	221,849
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,196,553	1,224,553
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	615,371	628,725
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	897,832	888,046
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,396,215	1,381,695
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	299,618	302,914
United Airlines 2019-1 Class A Pass Through Trust	4.550	02-25-33	720,000	764,393
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	512,539	548,416
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	387,862	423,041
Building products 0.1%
Owens Corning	4.200	12-15-22	490,000	506,909
Industrial conglomerates 0.3%
3M Company	3.250	02-14-24	1,205,000	1,243,782
General Electric Company	5.550	01-05-26	1,486,000	1,642,000
Professional services 0.3%
Equifax, Inc.	7.000	07-01-37	225,000	266,848
IHS Markit, Ltd. (B)	4.000	03-01-26	1,271,000	1,281,295
IHS Markit, Ltd. (B)	4.750	02-15-25	410,000	433,710
IHS Markit, Ltd.	4.750	08-01-28	662,000	701,058
Trading companies and distributors 0.5%
AerCap Ireland Capital DAC	4.625	10-30-20	1,060,000	1,085,114
AerCap Ireland Capital DAC	5.000	10-01-21	1,160,000	1,208,775
Aircastle, Ltd.	4.400	09-25-23	547,000	560,109
Ashtead Capital, Inc. (B)	5.250	08-01-26	1,335,000	1,371,713
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 3.6%				$32,222,234
Communications equipment 0.2%
Motorola Solutions, Inc.	4.600	02-23-28	1,719,000	1,774,039
Electronic equipment, instruments and components 0.3%
Tech Data Corp.	3.700	02-15-22	559,000	565,132
Tech Data Corp.	4.950	02-15-27	1,771,000	1,827,103
IT services 0.3%
IBM Corp.	2.850	05-13-22	3,100,000	3,123,112
Semiconductors and semiconductor equipment 1.3%
KLA-Tencor Corp.	4.100	03-15-29	797,000	818,434
Lam Research Corp.	4.000	03-15-29	2,061,000	2,145,070
Lam Research Corp.	4.875	03-15-49	860,000	931,164
Marvell Technology Group, Ltd.	4.875	06-22-28	1,315,000	1,373,256
Microchip Technology, Inc. (B)	3.922	06-01-21	855,000	865,850
Microchip Technology, Inc. (B)	4.333	06-01-23	2,111,000	2,170,563
Micron Technology, Inc.	4.975	02-06-26	1,110,000	1,130,536
Micron Technology, Inc.	5.327	02-06-29	1,737,000	1,750,403
NXP BV (B)	4.875	03-01-24	834,000	879,228
Software 0.3%
Citrix Systems, Inc.	4.500	12-01-27	1,103,000	1,124,909
Microsoft Corp.	4.450	11-03-45	1,099,000	1,267,030
Technology hardware, storage and peripherals 1.2%
Dell International LLC (B)	4.900	10-01-26	1,490,000	1,524,990
Dell International LLC (B)	5.300	10-01-29	1,535,000	1,572,940
Dell International LLC (B)	6.020	06-15-26	2,170,000	2,336,708
Dell International LLC (B)	8.350	07-15-46	1,874,000	2,290,581
Hewlett Packard Enterprise Company	3.500	10-05-21	1,710,000	1,739,280
Seagate HDD Cayman	4.750	01-01-25	1,025,000	1,011,906
Materials 0.6%				5,767,041
Chemicals 0.5%
Braskem Finance, Ltd. (B)	7.000	05-07-20	840,000	868,644
Braskem Netherlands Finance BV (B)	4.500	01-10-28	975,000	948,188
Mexichem SAB de CV (B)	5.500	01-15-48	1,200,000	1,133,712
Syngenta Finance NV (B)	4.441	04-24-23	1,490,000	1,536,179
Syngenta Finance NV (B)	5.676	04-24-48	485,000	470,194
Metals and mining 0.1%
Anglo American Capital PLC (B)	4.750	04-10-27	785,000	810,124
Real estate 0.6%				5,753,287
Equity real estate investment trusts 0.6%
American Homes 4 Rent LP	4.250	02-15-28	1,055,000	1,070,519
American Tower Corp.	3.550	07-15-27	1,622,000	1,622,011
American Tower Corp.	4.700	03-15-22	710,000	749,096
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
SBA Tower Trust (B)	3.722	04-09-48	1,455,000	$1,493,669
Ventas Realty LP	3.500	02-01-25	801,000	817,992
Utilities 1.0%				8,941,886
Electric utilities 0.4%
ABY Transmision Sur SA (B)	6.875	04-30-43	610,080	684,821
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (B)(C)	5.250	01-29-23	1,445,000	1,446,879
Emera US Finance LP	3.550	06-15-26	534,000	537,097
Empresa Electrica Angamos SA (B)	4.875	05-25-29	639,083	650,595
Israel Electric Corp., Ltd. (B)	6.875	06-21-23	490,000	555,966
Independent power and renewable electricity producers 0.3%
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,658,000	1,704,435
NRG Energy, Inc. (B)	3.750	06-15-24	680,000	690,193
Multi-utilities 0.3%
CenterPoint Energy, Inc.	2.500	09-01-22	635,000	631,055

Oncor Electric Delivery Company LLC (B)	2.750	06-01-24	2,025,000	2,040,845
Capital preferred securities 0.0%				$244,860
(Cost $228,470)
Financials 0.0%				244,860
Capital markets 0.0%

State Street Corp. (3 month LIBOR + 1.000%) (D)	3.611	06-01-77	318,000	244,860
Term loans (F) 0.0%				$278,602
(Cost $277,904)
Consumer discretionary 0.0%				278,602
Hotels, restaurants and leisure 0.0%

Marriott Ownership Resorts, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	4.689	08-29-25	279,300	278,602
Collateralized mortgage obligations 7.1%				$64,573,340
(Cost $64,905,595)
Commercial and residential 5.7%				51,933,500
Americold LLC Series 2010-ARTA, Class D (B)	7.443	01-14-29	885,000	934,345
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1 (B)(G)	3.258	04-27-48	225,633	226,254
Series 2018-3, Class A1 (B)(G)	3.649	09-25-48	591,664	598,688
AOA Mortgage Trust Series 2015-1177, Class C (B)(G)	3.110	12-13-29	1,066,000	1,061,367
Arroyo Mortgage Trust
Series 2018-1, Class A1 (B)(G)	3.763	04-25-48	2,140,700	2,188,058
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2019-2, Class A1 (B)(G)	3.347	04-25-49	1,630,000	$1,633,778
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class C (B)(G)	3.716	04-14-33	1,436,000	1,471,073
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (B)(D)	3.411	03-15-37	809,000	804,332
BBCMS Trust
Series 2015-MSQ, Class D (B)(G)	4.123	09-15-32	640,000	644,974
Series 2015-SRCH, Class D (B)(G)	5.122	08-10-35	835,000	894,945
BENCHMARK Mortgage Trust
Series 2018-B1, Class A2	3.571	01-15-51	715,000	741,010
Series 2018-B7, Class A2	4.377	05-15-53	1,255,000	1,348,854
Series 2019-B10, Class A2	3.614	03-15-62	1,145,000	1,201,223
Series 2019-B11, Class A2 (A)	3.410	05-15-52	945,000	983,811
Bunker Hill Loan Depositary Trust Series 2019-1, Class A1 (B)	3.613	10-26-48	206,459	210,369
BWAY Mortgage Trust Series 2015-1740, Class XA IO (B)	1.023	01-10-35	11,465,000	271,249
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(D)	3.761	03-15-37	772,000	770,364
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(D)	4.190	12-15-37	290,000	291,137
Cantor Commercial Real Estate Lending Series 2019-CF1, Class A2	3.623	05-15-52	1,290,000	1,352,927
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (B)(D)	4.690	11-15-36	1,091,000	1,091,589
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (B)(D)	3.584	06-11-32	430,000	429,612
COLT Mortgage Loan Trust
Series 2018-2, Class A1 (B)(G)	3.470	07-27-48	187,812	189,120
Series 2019-2, Class A1 (B)(G)	3.337	05-25-49	773,122	782,053
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.808	08-15-45	5,085,116	216,572
Series 2012-CR3 Class XA IO	2.026	10-15-45	7,310,985	377,264
Series 2014-CR15, Class XA IO	1.097	02-10-47	5,189,286	182,656
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.588	05-10-51	12,664,002	450,381
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (G)	4.934	12-10-44	955,000	994,700
Series 2013-300P, Class D (B)(G)	4.540	08-10-30	1,070,000	1,111,168
Series 2013-LC13, Class B (B)(G)	5.009	08-10-46	555,000	595,797
Series 2017-PANW, Class A (B)	3.244	10-10-29	399,000	409,757
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Core Industrial Trust Series 2015-CALW, Class XA IO (B)	0.939	02-10-34	11,294,881	$206,363
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA, Class B2 (B)	5.538	05-15-23	1,670,000	1,691,322
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(D)	4.063	05-15-36	2,095,000	2,095,000
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (B)(G)	3.495	12-15-34	1,000,000	995,417
Galton Funding Mortgage Trust Series 2018-1, Class A43 (B)(G)	3.500	11-25-57	441,397	443,942
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.363	05-10-45	8,019,016	316,715
Series 2015-590M, Class C (B)(G)	3.932	10-10-35	1,265,000	1,284,342
Series 2016-RENT, Class D (B)(G)	4.202	02-10-29	990,000	999,833
Series 2017-485L, Class C (B)(G)	4.115	02-10-37	605,000	617,454
Series 2019-GC39, Class A2	3.457	05-10-52	1,319,000	1,378,417
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	0.955	05-19-35	2,368,479	99,341
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (B)(D)	4.140	12-15-34	490,000	489,624
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (B)(D)	6.367	08-05-34	820,000	819,132
IMT Trust
Series 2017-APTS, Class AFX (B)	3.478	06-15-34	432,000	448,720
Series 2017-APTS, Class CFX (B)(G)	3.613	06-15-34	510,000	514,939
Irvine Core Office Trust Series 2013-IRV, Class A2 (B)(G)	3.173	05-15-48	505,000	519,959
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (B)	1.431	07-05-32	6,641,416	260,001
Series 2015-MAR7, Class C (B)	4.490	06-05-32	505,000	513,945
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (B)(D)	3.350	06-15-35	535,000	533,916
KNDL Mortgage Trust Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (B)(D)	3.550	05-15-36	885,000	886,202
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (B)(D)	3.840	11-15-34	945,000	943,162
Motel 6 Trust Series 2017-MTL6, Class C (1 month LIBOR + 1.400%) (B)(D)	3.840	08-15-34	971,779	971,145
MSCG Trust Series 2016-SNR, Class D (B)	6.550	11-15-34	952,000	959,077
Natixis Commercial Mortgage Securities Trust Series 2018-ALXA, Class C (B)(G)	4.460	01-15-43	520,000	561,193
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
One Market Plaza Trust Series 2017-1MKT, Class D (B)	4.146	02-10-32	460,000	$474,730
Seasoned Credit Risk Transfer Trust Series 2019-2, Class MA	3.500	08-25-58	1,438,362	1,483,104
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (B)(G)	3.793	03-25-48	352,029	357,232
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	715,000	747,186
Verus Securitization Trust
Series 2018-1, Class A1 (B)(G)	2.929	02-25-48	848,774	848,302
Series 2018-3, Class A1 (B)(G)	4.108	10-25-58	1,296,378	1,323,074
VNDO Mortgage Trust Series 2013-PENN, Class D (B)(G)	4.079	12-13-29	992,000	997,766
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (B)(G)	2.800	03-18-28	970,000	964,362
Series 2014-LC18, Class A2	2.954	12-15-47	89,946	89,878
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (B)(D)	4.090	12-15-34	360,000	358,729
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (B)(D)	5.011	11-15-29	64,274	64,328
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (B)	2.039	11-15-45	4,265,362	226,774
Series 2013-C15, Class B (G)	4.622	08-15-46	585,000	617,338
Series 2013-C16, Class B (G)	5.195	09-15-46	345,000	372,109
U.S. Government Agency 1.4%				12,639,840
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.446	12-25-21	9,950,190	269,144
Series K018, Class X1 IO	1.485	01-25-22	9,660,459	266,869
Series K021, Class X1 IO	1.571	06-25-22	2,526,421	94,378
Series K022, Class X1 IO	1.353	07-25-22	13,598,405	438,656
Series K030, Class X1 IO	0.305	04-25-23	210,845,814	1,444,673
Series K038, Class X1 IO	1.312	03-25-24	21,724,175	1,009,607
Series K048, Class X1 IO	0.373	06-25-25	6,569,683	89,866
Series K711, Class X1 IO	1.715	07-25-19	1,267,118	750
Series K718, Class X1 IO	0.743	01-25-22	23,694,378	318,514
Series KIR3, Class A1	3.038	08-25-27	1,920,000	1,978,500
Government National Mortgage Association
Series 2012-114, Class IO	0.766	01-16-53	1,091,215	50,101
Series 2016-174, Class IO	0.914	11-16-56	4,755,295	363,265
Series 2017-109, Class IO	0.610	04-16-57	7,112,182	379,197
Series 2017-124, Class IO	0.706	01-16-59	8,937,006	574,896
Series 2017-140, Class IO	0.609	02-16-59	5,342,223	313,086
Series 2017-169, Class IO	0.733	01-16-60	11,088,455	696,820
Series 2017-20, Class IO	0.748	12-16-58	10,001,557	615,001
Series 2017-22, Class IO	1.022	12-16-57	3,561,843	308,283
Series 2017-41, Class IO	0.793	07-16-58	7,061,192	480,155
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-46, Class IO	0.621	11-16-57	7,686,984	$443,319
Series 2017-61, Class IO	0.769	05-16-59	4,804,673	338,057
Series 2018-114, Class IO	0.540	04-16-60	12,478,502	733,285
Series 2018-158, Class IO	0.726	05-16-61	8,461,461	640,113
Series 2018-69, Class IO	0.535	04-16-60	6,786,988	395,363

Series 2018-9, Class IO	0.558	01-16-60	7,208,799	397,942
Asset backed securities 13.5%				$122,185,995
(Cost $120,629,842)
Asset backed securities 13.5%				122,185,995
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) (D)	2.817	06-22-37	526,556	507,963
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) (D)	2.721	08-25-37	1,946,192	1,896,443
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (D)	2.821	05-25-36	796,743	785,845
Ally Auto Receivables Trust
Series 2018-2, Class A4	3.090	06-15-23	1,560,000	1,592,020
Series 2018-3, Class A4	3.120	07-17-23	1,410,000	1,437,795
Ally Master Owner Trust Series 2018-1, Class A2	2.700	01-17-23	2,892,000	2,905,842
Americredit Automobile Receivables Trust
Series 2018-2, Class C	3.590	06-18-24	610,000	626,348
Series 2018-3, Class C	3.740	10-18-24	499,000	516,132
Applebee's Funding LLC
Series 2014-1, Class A2 (B)	4.277	09-05-44	1,461,500	1,468,037
Series 2019-1A, Class A2I (B)	4.194	06-07-49	1,366,000	1,366,000
Arby's Funding LLC Series 2015-1A, Class A2 (B)	4.969	10-30-45	1,283,450	1,327,460
ARI Fleet Lease Trust Series 2018-B, Class A2 (B)	3.220	08-16-27	1,603,000	1,615,316
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class A (B)	3.450	03-20-23	665,000	678,741
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A (B)	3.280	09-26-33	718,451	728,570
CenterPoint Energy Restoration Bond Company LLC Series 2009-1, Class A3	4.243	08-15-23	766,403	791,369
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1	2.490	01-20-23	3,045,000	3,059,081
CLI Funding LLC Series 2018-1A, Class A (B)	4.030	04-18-43	1,225,432	1,251,212
CNH Equipment Trust
Series 2017-C, Class A3	2.080	02-15-23	850,000	847,595
Series 2018-B, Class A3	3.190	11-15-23	1,364,000	1,387,436
Coinstar Funding LLC Series 2017-1A, Class A2 (B)	5.216	04-25-47	1,264,200	1,296,653
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) (D)	2.797	03-28-35	725,000	$700,530
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.596	02-25-35	130,841	130,866
DB Master Finance LLC
Series 2017-1A, Class A2I (B)	3.629	11-20-47	498,410	510,761
Series 2017-1A, Class A2II (B)	4.030	11-20-47	531,900	547,878
Series 2019-1A, Class A2I (B)	3.787	05-20-49	2,892,000	2,965,110
Dell Equipment Finance Trust Series 2018-1, Class A3 (B)	3.180	06-22-23	705,000	711,607
DLL LLC
Series 2018-ST2, Class A3 (B)	3.460	01-20-22	875,000	886,176
Series 2018-ST2, Class A4 (B)	3.590	06-20-24	1,834,000	1,882,150
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (B)	4.118	07-25-47	1,557,263	1,611,455
DRB Prime Student Loan Trust
Series 2015-D, Class A2 (B)	3.200	01-25-40	453,992	457,079
Series 2016-B, Class A2 (B)	2.890	06-25-40	824,474	827,452
Driven Brands Funding LLC Series 2015-1A, Class A2 (B)	5.216	07-20-45	1,626,025	1,690,578
Enterprise Fleet Financing LLC Series 2018-3, Class A2 (B)	3.380	05-20-24	1,137,000	1,147,898
Evergreen Credit Card Trust Series 2018-1, Class A (B)	2.950	03-15-23	1,580,000	1,598,556
Five Guys Funding LLC Series 2017-1A, Class A2 (B)	4.600	07-25-47	655,050	688,194
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (B)	3.857	04-30-47	460,600	473,091
Ford Credit Auto Owner Trust
Series 2015-1, Class A (B)	2.120	07-15-26	2,785,000	2,776,615
Series 2017-B, Class A4	1.870	09-15-22	348,000	345,747
Series 2017-C, Class A4	2.160	03-15-23	890,000	888,281
Series 2018-1, Class A (B)	3.190	07-15-31	2,556,000	2,611,350
Series 2018-2, Class A (B)	3.470	01-15-30	1,220,000	1,270,068
Series 2018-B, Class A3	3.240	04-15-23	1,236,000	1,259,098
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1	2.160	09-15-22	1,565,000	1,560,527
Series 2018-3, Class A1	3.520	10-15-23	2,175,000	2,231,901
Series 2019-2, Class A	3.320	04-15-26	654,000	669,098
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A4 (B)	2.130	03-16-23	1,375,000	1,372,163
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A (B)	2.900	04-15-26	1,600,000	1,621,571
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) (D)	2.721	08-25-44	3,065,000	2,961,112
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Golden Credit Card Trust Series 2018-1A, Class A (B)	2.620	01-15-23	4,545,000	$4,563,634
Great American Auto Leasing, Inc. Series 2019-1, Class A4 (B)	3.210	02-18-25	847,000	865,427
Hilton Grand Vacations Trust
Series 2017-AA, Class A (B)	2.660	12-26-28	1,177,836	1,179,499
Series 2018-AA, Class A (B)	3.540	02-25-32	352,693	361,991
Honda Auto Receivables Owner Trust
Series 2017-2, Class A4	1.870	09-15-23	384,000	381,824
Series 2017-3, Class A4	1.980	11-20-23	475,000	473,156
Series 2018-1, Class A4	2.830	05-15-24	1,980,000	2,006,316
Series 2018-2, Class A4	3.160	08-19-24	1,185,000	1,211,426
Hyundai Auto Receivables Trust Series 2018-B, Class A3	3.480	12-15-22	775,000	787,269
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (D)	2.822	10-27-42	726,654	697,525
MelTel Land Funding LLC Series 2019-1A, Class A (B)	3.768	04-15-49	618,000	629,228
Mill City Mortgage Loan Trust Series 2018-3, Class A1 (B)(G)	3.500	08-25-58	561,866	572,763
MMAF Equipment Finance LLC
Series 2017-B, Class A3 (B)	2.210	10-17-22	1,138,000	1,135,009
Series 2019-A, Class A3 (B)	3.270	11-13-23	781,000	792,629
MVW Owner Trust
Series 2014-1A, Class A (B)	2.250	09-22-31	42,249	42,010
Series 2015-1A, Class A (B)	2.520	12-20-32	122,254	121,933
Series 2018-1A, Class A (B)	3.450	01-21-36	1,190,184	1,221,718
Navient Private Education Loan Trust Series 2016-AA, Class A2A (B)	3.910	12-15-45	1,395,245	1,434,454
Nelnet Student Loan Trust
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) (D)	2.740	01-25-37	779,345	762,757
Series 2006-1, Class A6 (3 month LIBOR + 0.450%) (B)(D)	2.974	08-23-36	1,739,000	1,696,006
New Residential Mortgage LLC
Series 2018-FNT1, Class A (B)	3.610	05-25-23	800,079	810,877
Series 2018-FNT2, Class A (B)	3.790	07-25-54	483,580	493,059
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2 (B)	3.220	02-15-23	415,000	419,713
Series 2018-2A, Class A2 (B)	3.690	10-15-23	820,000	841,437
Nissan Auto Receivables Owner Trust
Series 2017-B, Class A4	1.950	10-16-23	1,025,000	1,019,690
Series 2018-A, Class A4	2.890	06-17-24	1,750,000	1,777,326
Series 2018-C, Class A3	3.220	06-15-23	1,869,000	1,905,290
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (B)	3.193	01-25-23	374,995	375,899
Series 2018-PLS2, Class A (B)	3.265	02-25-23	1,140,633	1,145,547
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Oxford Finance Funding LLC Series 2019-1A, Class A2 (B)	4.459	02-15-27	441,000	$450,894
PFS Financing Corp.
Series 2018-B, Class A (B)	2.890	02-15-23	950,000	956,211
Series 2018-F, Class A (B)	3.520	10-15-23	965,000	988,944
Santander Drive Auto Receivables Trust
Series 2018-2, Class C	3.350	07-17-23	625,000	632,132
Series 2018-3, Class C	3.510	08-15-23	1,455,000	1,480,242
SCF Equipment Leasing LLC Series 2019-1A, Class A2 (B)	3.230	10-20-24	455,000	460,018
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A (B)	3.500	06-20-35	418,418	428,303
Series 2018-3A, Class A (B)	3.690	09-20-35	569,773	584,978
Series 2019-1A, Class A (B)	3.200	01-20-36	672,570	685,612
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) (D)	2.901	06-15-39	376,242	366,520
SMB Private Education Loan Trust
Series 2015-C, Class A2A (B)	2.750	07-15-27	495,026	496,542
Series 2016-A, Class A2A (B)	2.700	05-15-31	1,640,695	1,645,892
Sonic Capital LLC Series 2016-1A, Class A2 (B)	4.472	05-20-46	345,383	352,705
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) (B)(D)	2.772	10-28-37	2,501,274	2,457,557
Taco Bell Funding LLC Series 2018-1A, Class A2I (B)	4.318	11-25-48	1,484,540	1,536,647
TAL Advantage V LLC Series 2014-1A, Class A (B)	3.510	02-22-39	251,750	254,399
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A (B)	4.110	07-20-43	91,180	93,339
Towd Point Mortgage Trust
Series 2015-1, Class A5 (B)(G)	3.935	10-25-53	355,000	367,851
Series 2015-2, Class 1M2 (B)(G)	3.791	11-25-60	815,000	836,289
Series 2015-6, Class M2 (B)(G)	3.750	04-25-55	1,775,000	1,825,956
Series 2016-5, Class A1 (B)(G)	2.500	10-25-56	876,590	871,348
Series 2017-1, Class A1 (B)(G)	2.750	10-25-56	310,620	310,069
Series 2017-2, Class A1 (B)(G)	2.750	04-25-57	260,030	259,547
Series 2018-1, Class A1 (B)(G)	3.000	01-25-58	545,468	548,846
Series 2018-3, Class A1 (B)(G)	3.750	05-25-58	823,278	852,232
Series 2018-4, Class A1 (B)(G)	3.000	06-25-58	1,334,604	1,334,161
Series 2018-6, Class A1A (B)(G)	3.750	03-25-58	2,061,265	2,112,304
Series 2019-1, Class A1 (B)(G)	3.750	03-25-58	803,884	833,431
Toyota Auto Receivables Owner Trust Series 2017-C, Class A4	1.980	12-15-22	935,000	930,791
Triton Container Finance V LLC Series 2018-1A, Class A (B)	3.950	03-20-43	976,083	991,976
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (B)	4.072	02-16-43	671,500	$687,958
VSE VOI Mortgage LLC Series 2017-A, Class A (B)	2.330	03-20-35	740,430	735,533
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) (B)(D)	2.820	04-25-40	184,007	173,327
Westgate Resorts LLC
Series 2015-2A, Class B (B)	4.000	07-20-28	102,644	102,404
Series 2016-1A, Class A (B)	3.500	12-20-28	147,552	147,893
Series 2017-1A, Class A (B)	3.050	12-20-30	414,750	414,090
Westlake Automobile Receivables Trust Series 2019-1A, Class C (B)	4.050	03-15-24	623,000	631,225
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3	3.190	12-15-21	1,124,000	1,139,647

	Shares	Value
Preferred securities 0.2%		$1,730,710
(Cost $1,679,161)
Financials 0.0%		315,350
Banks 0.0%
Wells Fargo & Company, Series L, 7.500%	238	315,350
Utilities 0.2%		1,415,360
Multi-utilities 0.2%
Dominion Energy, Inc., 6.750%	17,585	869,402
DTE Energy Company, 6.500%	9,800	545,958

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$783,609
(Cost $783,205)
John Hancock Collateral Trust (H)	2.3405(I)	78,306	783,609

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.2%				$19,630,000
(Cost $19,628,738)
U.S. Government Agency 1.1%				10,106,000
Federal Agricultural Mortgage Corp. Discount Note	2.250	06-03-19	2,373,000	2,373,000
Federal Home Loan Bank Discount Note	2.250	06-03-19	7,733,000	7,733,000

30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Repurchase agreement 1.1%		9,524,000
Barclays Tri-Party Repurchase Agreement dated 5-31-19 at 2.450% to be repurchased at $8,792,795 on 6-3-19, collateralized by $8,310,800 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $8,968,663, including interest)	8,791,000	8,791,000
Repurchase Agreement with State Street Corp. dated 5-31-19 at 1.300% to be repurchased at $733,079 on 6-3-19, collateralized by $745,000 U.S. Treasury Notes, 2.375% due 3-15-21 (valued at $752,072, including interest)	733,000	733,000

Total investments (Cost $894,135,568) 100.4%	$908,993,621
Other assets and liabilities, net (0.4%)	(3,611,075)
Total net assets 100.0%	$905,382,546

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $188,305,747 or 20.8% of the fund's net assets as of 5-31-19.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	All or a portion of this security is on loan as of 5-31-19.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(I)	The rate shown is the annualized seven-day yield as of 5-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 5-31-19, the aggregate cost of investments for federal income tax purposes was $896,273,348. Net unrealized appreciation aggregated to $12,720,273, of which $17,336,316 related to gross unrealized appreciation and $4,616,043 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-19

Assets
Unaffiliated investments, at value (Cost $893,352,363) including $769,169 of securities loaned	$908,210,012
Affiliated investments, at value (Cost $783,205)	783,609
Total investments, at value (Cost $894,135,568)	908,993,621
Cash	519
Dividends and interest receivable	5,193,587
Receivable for fund shares sold	4,645,237
Receivable for investments sold	7,415,578
Receivable for delayed delivery securities sold	5,345,527
Receivable for securities lending income	1,172
Receivable from affiliates	1,267
Other assets	99,957
Total assets	931,696,465
Liabilities
Distributions payable	56,909
Payable for investments purchased	7,088,563
Payable for delayed delivery securities purchased	17,122,135
Payable for fund shares repurchased	904,716
Payable upon return of securities loaned	786,425
Payable to affiliates
Accounting and legal services fees	87,513
Transfer agent fees	54,299
Distribution and service fees	17,973
Trustees' fees	736
Other liabilities and accrued expenses	194,650
Total liabilities	26,313,919
Net assets	$905,382,546
Net assets consist of
Paid-in capital	$903,063,944
Total distributable earnings (loss)	2,318,602
Net assets	$905,382,546

32	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($373,557,456 ÷ 35,573,093 shares)[1]	$10.50
Class B ($1,782,925 ÷ 169,777 shares)[1]	$10.50
Class C ($19,428,215 ÷ 1,849,942 shares)[1]	$10.50
Class I ($130,321,735 ÷ 12,407,014 shares)	$10.50
Class R2 ($455,850 ÷ 43,406 shares)	$10.50
Class R4 ($471,713 ÷ 44,908 shares)	$10.50
Class R6 ($379,364,652 ÷ 36,110,831 shares)	$10.51
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.94

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	33

STATEMENT OF OPERATIONS For the year ended  5-31-19

Investment income
Interest	$28,168,183
Dividends	109,049
Securities lending	99,119
Total investment income	28,376,351
Expenses
Investment management fees	3,308,957
Distribution and service fees	1,083,761
Accounting and legal services fees	188,869
Transfer agent fees	588,667
Trustees' fees	14,668
Custodian fees	121,867
State registration fees	144,388
Printing and postage	127,309
Professional fees	74,729
Other	34,946
Total expenses	5,688,161
Less expense reductions	(541,585)
Net expenses	5,146,576
Net investment income	23,229,775
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,419,528
Affiliated investments	(489)
1,419,039
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	27,298,448
Affiliated investments	(5)
27,298,443
Net realized and unrealized gain	28,717,482
Increase in net assets from operations	$51,947,257

34	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-19	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$23,229,775	$19,832,549
Net realized gain (loss)	1,419,039	(1,836,953)
Change in net unrealized appreciation (depreciation)	27,298,443	(20,635,657)
Increase (decrease) in net assets resulting from operations	51,947,257	(2,640,061)
Distributions to shareholders
From net investment income and net realized gain
Class A	(9,844,657)	—
Class B	(47,753)	—
Class C	(426,889)	—
Class I	(3,226,443)	—
Class R2	(10,820)	—
Class R4	(11,760)	—
Class R6	(11,464,449)	—
From net investment income
Class A	—	(8,962,182)
Class B	—	(70,947)
Class C	—	(534,246)
Class I	—	(6,820,069)
Class R2	—	(12,088)
Class R4	—	(8,652)
Class R6	—	(5,854,792)
Total distributions	(25,032,771)	(22,262,976)
From fund share transactions	44,927,329	117,640,483
Total increase	71,841,815	92,737,446
Net assets
Beginning of year	833,540,731	740,803,285
End of year[1]	$905,382,546	$833,540,731

[1]	Net assets - End of year includes undistributed net investment income of $220,654 at May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	35

Financial highlights
CLASS A SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$10.17	$10.48	$10.53	$10.60	$10.60
Net investment income[1]	0.27	0.24	0.23	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.35	(0.28)	— [2]	(0.01)	0.08
Total from investment operations	0.62	(0.04)	0.23	0.22	0.31
Less distributions
From net investment income	(0.29)	(0.27)	(0.28)	(0.27)	(0.31)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.29)	(0.27)	(0.28)	(0.29)	(0.31)
Net asset value, end of period	$10.50	$10.17	$10.48	$10.53	$10.60
Total return (%)[3,4]	6.24	(0.35)	2.24	2.13	2.95
Ratios and supplemental data
Net assets, end of period (in millions)	$374	$335	$341	$380	$270
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.85	0.87	0.90	0.88
Expenses including reductions	0.78	0.78	0.80	0.89	0.88
Net investment income	2.65	2.35	2.18	2.16	2.21
Portfolio turnover (%)	111	80	83	63	69

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
36	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$10.18	$10.48	$10.53	$10.60	$10.61
Net investment income[1]	0.19	0.16	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.35	(0.26)	— [2]	(0.01)	0.06
Total from investment operations	0.54	(0.10)	0.15	0.14	0.22
Less distributions
From net investment income	(0.22)	(0.20)	(0.20)	(0.19)	(0.23)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.22)	(0.20)	(0.20)	(0.21)	(0.23)
Net asset value, end of period	$10.50	$10.18	$10.48	$10.53	$10.60
Total return (%)[3,4]	5.35	(1.00)	1.48	1.37	2.08
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.60	1.62	1.65	1.64
Expenses including reductions	1.53	1.53	1.55	1.65	1.63
Net investment income	1.90	1.58	1.44	1.43	1.48
Portfolio turnover (%)	111	80	83	63	69

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	37

CLASS C SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.53	$10.60	$10.61
Net investment income[1]	0.19	0.17	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.35	(0.28)	0.01	(0.01)	0.06
Total from investment operations	0.54	(0.11)	0.16	0.14	0.22
Less distributions
From net investment income	(0.22)	(0.20)	(0.20)	(0.19)	(0.23)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.22)	(0.20)	(0.20)	(0.21)	(0.23)
Net asset value, end of period	$10.50	$10.18	$10.49	$10.53	$10.60
Total return (%)[2,3]	5.35	(1.09)	1.57	1.37	2.08
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$22	$31	$37	$29
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.60	1.62	1.65	1.63
Expenses including reductions	1.53	1.53	1.55	1.64	1.63
Net investment income	1.90	1.59	1.43	1.41	1.46
Portfolio turnover (%)	111	80	83	63	69

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
38	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.53	$10.60	$10.61
Net investment income[1]	0.29	0.26	0.26	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.35	(0.27)	0.01	—	0.07
Total from investment operations	0.64	(0.01)	0.27	0.25	0.33
Less distributions
From net investment income	(0.32)	(0.30)	(0.31)	(0.30)	(0.34)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.32)	(0.30)	(0.31)	(0.32)	(0.34)
Net asset value, end of period	$10.50	$10.18	$10.49	$10.53	$10.60
Total return (%)[2]	6.38	(0.10)	2.60	2.40	3.12
Ratios and supplemental data
Net assets, end of period (in millions)	$130	$115	$360	$51	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	0.61	0.60	0.60	0.64	0.62
Expenses including reductions	0.55	0.53	0.53	0.63	0.61
Net investment income	2.87	2.52	2.50	2.42	2.45
Portfolio turnover (%)	111	80	83	63	69

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	39

CLASS R2 SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.17	$10.49	$10.53	$10.60	$10.67
Net investment income[2]	0.25	0.23	0.22	0.23	0.01
Net realized and unrealized gain (loss) on investments	0.36	(0.29)	0.01	—	(0.03)
Total from investment operations	0.61	(0.06)	0.23	0.23	(0.02)
Less distributions
From net investment income	(0.28)	(0.26)	(0.27)	(0.28)	(0.05)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.28)	(0.26)	(0.27)	(0.30)	(0.05)
Net asset value, end of period	$10.50	$10.17	$10.49	$10.53	$10.60
Total return (%)[3]	6.08	(0.60)	2.24	2.22	(0.16) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$1	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.00	0.97	0.85	0.75 [6]
Expenses including reductions	0.93	0.93	0.90	0.84	0.75 [6]
Net investment income	2.50	2.17	2.13	2.22	0.79 [6]
Portfolio turnover (%)	111	80	83	63	69 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
40	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.54	$10.60	$10.67
Net investment income[2]	0.28	0.26	0.24	0.25	0.02
Net realized and unrealized gain (loss) on investments	0.34	(0.28)	0.01	0.01	(0.04)
Total from investment operations	0.62	(0.02)	0.25	0.26	(0.02)
Less distributions
From net investment income	(0.30)	(0.29)	(0.30)	(0.30)	(0.05)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.30)	(0.29)	(0.30)	(0.32)	(0.05)
Net asset value, end of period	$10.50	$10.18	$10.49	$10.54	$10.60
Total return (%)[3]	6.24	(0.22)	2.46	2.37	(0.15) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.82	0.85	0.80	0.75 [6]
Expenses including reductions	0.68	0.65	0.68	0.70	0.65 [6]
Net investment income	2.76	2.46	2.29	2.40	0.88 [6]
Portfolio turnover (%)	111	80	83	63	69 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	41

CLASS R6 SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.54	$10.60	$10.67
Net investment income[2]	0.30	0.29	0.27	0.27	0.02
Net realized and unrealized gain (loss) on investments	0.36	(0.29)	— [3]	—	(0.03)
Total from investment operations	0.66	—	0.27	0.27	(0.01)
Less distributions
From net investment income	(0.33)	(0.31)	(0.32)	(0.31)	(0.06)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.33)	(0.31)	(0.32)	(0.33)	(0.06)
Net asset value, end of period	$10.51	$10.18	$10.49	$10.54	$10.60
Total return (%)[4]	6.60	0.00	2.62	2.64	(0.12) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$379	$358	$3	$2	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.50	0.51	0.56	0.50 [7]
Expenses including reductions	0.43	0.43	0.43	0.53	0.48 [7]
Net investment income	3.00	2.76	2.57	2.60	1.05 [7]
Portfolio turnover (%)	111	80	83	63	69 [8]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
42	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	43

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2019, by major security category or type:
	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$397,999,410	—	$397,999,410	—
Foreign government obligations	3,711,096	—	3,711,096	—
Corporate bonds	297,855,999	—	297,855,999	—
Capital preferred securities	244,860	—	244,860	—
Term loans	278,602	—	278,602	—
Collateralized mortgage obligations	64,573,340	—	64,573,340	—
Asset backed securities	122,185,995	—	122,185,995	—
Preferred securities	1,730,710	$1,730,710	—	—
Securities lending collateral	783,609	783,609	—	—
Short-term investments	19,630,000	—	19,630,000	—
Total investments in securities	$908,993,621	$2,514,319	$906,479,302	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
44	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	45

non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2019, the fund loaned securities valued at $769,169 and received $786,425 of cash collateral.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a
46	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2019 were $3,515.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2019, the fund has a short-term capital loss carryforward of $4,757,396 and a long-term capital loss carryforward of $6,318,604 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2019 and 2018 was as follows:
	May 31, 2019	May 31, 2018
Ordinary Income	$25,032,771	$22,262,976
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2019, the components of distributable earnings on a tax basis consisted of $731,236 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	47

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Effective June 28, 2019, the Advisor changed its name to John Hancock Investment Management LLC and the Distributor changed its name to John Hancock Investment Management Distributors LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund’s average daily net assets and (b) 0.385% of the fund’s average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2019, this waiver amounted to 0.01% of the fund’s average net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$224,425
Class B	1,469
Class C	13,127
Class I	68,067
Class	Expense reduction
Class R2	$ 261
Class R4	260
Class R6	233,581
Total	$541,190

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
48	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2019 were equivalent to a net annual effective rate of 0.33% the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as indicated in the below table, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class	Rule 12b-1 Fee	Service fee
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $395 for Class R4 shares for the year ended May 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $545,112 for the year ended May 31, 2019. Of this amount, $79,666 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $462,398 was paid as sales commissions to broker-dealers and $3,048 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2019, CDSCs received by the Distributor amounted to $4,014, $972 and $603 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	49

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2019 were:
Class	Distribution and service fees	Transfer agent fees
Class A	$ 856,980	$ 383,638
Class B	22,527	2,514
Class C	200,864	22,464
Class I	—	133,830
Class R2	1,998	51
Class R4	1,392	51
Class R6	—	46,119
Total	$1,083,761	$588,667
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2019 and 2018 were as follows:
	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,616,352	$87,736,125	7,151,449	$74,281,513
Distributions reinvested	943,341	9,612,985	838,696	8,688,996
Repurchased	(6,880,232)	(69,849,917)	(7,653,593)	(79,384,968)
Net increase	2,679,461	$27,499,193	336,552	$3,585,541
Class B shares
Sold	794	$8,160	1,150	$12,011
Distributions reinvested	4,205	42,788	6,125	63,578
Repurchased	(109,199)	(1,109,838)	(177,798)	(1,843,850)
Net decrease	(104,200)	$(1,058,890)	(170,523)	$(1,768,261)
Class C shares
Sold	296,997	$3,020,706	260,950	$2,717,888
Distributions reinvested	38,670	393,849	47,825	496,047
Repurchased	(675,922)	(6,869,559)	(1,100,583)	(11,365,627)
Net decrease	(340,255)	$(3,455,004)	(791,808)	$(8,151,692)
50	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class I shares
Sold	8,446,590	$86,374,585	12,678,616	$132,489,761
Distributions reinvested	263,941	2,690,690	609,078	6,355,577
Repurchased	(7,638,466)	(77,553,832)	(36,285,030)	(379,692,299)
Net increase (decrease)	1,072,065	$11,511,443	(22,997,336)	$(240,846,961)
Class R2 shares
Sold	7,109	$72,889	6,486	$67,392
Distributions reinvested	1,062	10,820	1,145	11,894
Repurchased	(1,955)	(19,803)	(32,056)	(334,717)
Net increase (decrease)	6,216	$63,906	(24,425)	$(255,431)
Class R4 shares
Sold	23,642	$239,887	4,165	$42,763
Distributions reinvested	1,153	11,760	655	6,786
Repurchased	(5,539)	(55,919)	(11,201)	(115,661)
Net increase (decrease)	19,256	$195,728	(6,381)	$(66,112)
Class R6 shares
Sold	9,038,067	$92,125,729	37,908,141	$395,871,165
Distributions reinvested	1,123,168	11,447,099	569,742	5,853,288
Repurchased	(9,206,672)	(93,401,875)	(3,563,367)	(36,581,054)
Net increase	954,563	$10,170,953	34,914,516	$365,143,399
Total net increase	4,287,106	$44,927,329	11,260,595	$117,640,483
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $324,817,784 and $319,954,454, respectively, for the year ended May 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $636,154,703 and $591,882,771, respectively, for the year ended May 31, 2019.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from its investments in affiliated underlying funds is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust *	2,875,830	41,983,068	(44,780,592)	78,306	—	—	$(489)	$(5)	$783,609

ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	51

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
52	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Investment Grade Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	53

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
54	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	211
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	211
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	211
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	211
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	211
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	211
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	211
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	211
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	211
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	211
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	211
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	211
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	211
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       57

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       58

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA
Howard C. Greene, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       59

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF876872	55A 5/19 7/19

John Hancock

High Yield Fund

Annual report 5/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R6 and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

A solid and stable economy enabled the U.S. Federal Reserve (Fed) to continue normalizing monetary policy for most of 2018; however, concerns about the strength of the broader global economy and the durability of the now 10-year-old bull market led investors to dial back risk exposures. Those concerns may ultimately have been shared by the Fed, which shifted to a neutral stance on interest rates in the beginning of 2019 after three years of hikes. The markets responded favorably, with most bond indexes registering gains before hitting a patch of turbulence in May as trade turmoil between the United States and China flared again.

As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
26	Financial statements
30	Financial highlights
36	Notes to financial statements
50	Report of independent registered public accounting firm
51	Tax information
52	Trustees and Officers
56	More information

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 (%)

Class A shares (without sales charge)
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
4.46
5.37
4.20
6.28
7.06
5.84
2.93
4.37
3.21
10.49
9.30
8.00
1 year
3 year
5 year
10 year

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds (generally those rated BB and below) registered a gain during the annual period

Despite a sharp sell-off in the fourth quarter of 2018, the asset class posted a healthy return on the strength of positive economic growth, solid corporate fundamentals, and a favorable shift in U.S. Federal Reserve policy.

Lower-rated bonds underperformed

Although the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index advanced 5.37%, it lagged the 6.40% return of investment-grade issues, as gauged by the Bloomberg Barclays U.S. Aggregate Index.

The fund finished behind its benchmark

The fund, while delivering a healthy absolute return, trailed the high-yield index.

PORTFOLIO COMPOSITION AS OF 5/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

QUALITY COMPOSITION AS OF 5/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       4

Discussion of fund performance

How would you describe the investment backdrop during the 12 months ended May 31, 2019?

High-yield bonds produced a solid return during the annual period, albeit with elevated volatility. The asset class performed relatively well from June through September, reflecting the combination of positive economic growth, robust corporate earnings, and investors' hearty appetite for risk. However, the market came under heavy selling pressure in late 2018 due to mounting concerns about U.S. trade policy, declining oil prices, and expectations for slowing global growth. In addition, the U.S. Federal Reserve (Fed) appeared to indicate—through statements made by Chairman Jerome Powell in October—that it would take an aggressive approach to raising interest rates in 2019.

High yield rebounded strongly in the first four months of 2019 as these concerns gradually dissipated and the Fed shifted toward a more accommodative policy, but it slid again in May once the headlines on trade began to sour. Despite the bouts of weakness, the fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, posted a gain of 5.37% over the full period. The majority of the category's total return came from income, as price appreciation was limited.

What elements of the fund's positioning helped and hurt results?

The fund delivered a positive absolute return but lagged the benchmark. The fund was hurt by having a small position in senior loans, as investors displayed reduced

TOP 10 ISSUERS AS OF 5/31/19 (%)		COUNTRY COMPOSITION AS OF 5/31/19 (%)
CCO Holdings LLC	2.3	United States	84.1
Bausch Health Companies, Inc.	1.7	Canada	4.1
CSC Holdings LLC	1.5	Luxembourg	3.9
HCA, Inc.	1.4	United Kingdom	2.4
DCP Midstream Operating LP	1.3	Netherlands	2.1
Intelsat Jackson Holdings SA	1.3	France	1.8
AmeriGas Partners LP	1.2	Cayman Islands	1.1
Eldorado Resorts, Inc.	1.2	Other countries	0.5
Cheniere Corpus Christi Holdings LLC	1.1	TOTAL	100.0
First Quantum Minerals, Ltd.	1.1
TOTAL	14.1
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       5

demand for floating-rate securities after the Fed adopted a more accommodative policy. Security selection also acted as a headwind to relative performance.

We added value through asset allocation, especially our decision to maintain an overweight in financials. The sector featured higher credit quality and was less affected by concerns about the economy than other segments of the market.

What was your broader view on the market at the close of the period?

We continued to see a healthy foundation for high yield thanks to positive economic growth with a low likelihood of a near-term recession, a modest default rate, and the backdrop of low yields worldwide. The 10-year U.S. Treasury yield stood just above 2% at the end of the period, and a large swath of the overseas government bond market offered negative yields. In our view, these factors can act as ongoing drivers of investor demand for higher-yielding assets. At the same time, we recognize that the U.S. economic expansion is 10 years old and on track to become the longest in history. Given the ongoing risks to the broader outlook, including the trade dispute between the United States and China, we remain focused on managing risk by emphasizing diversification and bottom-up individual security selection.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Caryn E. Rothman, CFA On the fund since 2017 Investing since 1996

The views expressed in this report are exclusively those of John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-19	as of 5-31-19
Class A	0.34	2.11	10.05	11.01	160.67	5.24	5.23
Class B	-1.55	1.82	9.83	9.45	155.32	4.70	4.69
Class C	2.70	2.16	9.68	11.27	151.87	4.69	4.69
Class I3	4.40	3.18	10.79	16.92	178.59	5.72	5.71
Class R6[2,3]	4.82	3.06	10.57	16.28	173.06	5.83	5.82
Class NAV[2,3]	4.53	3.32	10.73	17.71	177.14	5.84	5.83
Index†	5.37	4.37	9.30	23.84	143.32	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class NAV
Gross (%)	0.94	1.69	1.69	0.69	0.59	0.58
Net (%)	0.93	1.68	1.68	0.68	0.58	0.57

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-09	25,532	25,532	24,332
Class C4	5-31-09	25,187	25,187	24,332
Class I3	5-31-09	27,859	27,859	24,332
Class R6[2,3]	5-31-09	27,306	27,306	24,332
Class NAV[2,3]	5-31-09	27,714	27,714	24,332

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2018	Ending value on 5-31-2019	Expenses paid during period ended 5-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,050.10	$4.80	0.94%
	Hypothetical example	1,000.00	1,020.20	4.73	0.94%
Class B	Actual expenses/actual returns	1,000.00	1,043.10	8.61	1.69%
	Hypothetical example	1,000.00	1,016.50	8.50	1.69%
Class C	Actual expenses/actual returns	1,000.00	1,046.20	8.62	1.69%
	Hypothetical example	1,000.00	1,016.50	8.50	1.69%
Class I	Actual expenses/actual returns	1,000.00	1,048.30	3.57	0.70%
	Hypothetical example	1,000.00	1,021.40	3.53	0.70%
Class R6	Actual expenses/actual returns	1,000.00	1,052.00	3.02	0.59%
	Hypothetical example	1,000.00	1,022.00	2.97	0.59%
Class NAV	Actual expenses/actual returns	1,000.00	1,048.90	2.91	0.57%
	Hypothetical example	1,000.00	1,022.10	2.87	0.57%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-19
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 85.4%				$874,780,271
(Cost $881,966,885)
Communication services 22.4%				229,714,618
Diversified telecommunication services 4.9%
Cincinnati Bell, Inc. (A)	8.000	10-15-25	6,260,000	5,367,950
Consolidated Communications, Inc.	6.500	10-01-22	3,140,000	2,865,250
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,122,875
Frontier Communications Corp.	7.125	01-15-23	3,765,000	2,296,650
GCI LLC	6.875	04-15-25	6,130,000	6,329,225
Intelsat Connect Finance SA (A)	9.500	02-15-23	1,975,000	1,718,250
Intelsat Jackson Holdings SA	5.500	08-01-23	2,185,000	1,961,038
Intelsat Jackson Holdings SA (A)	8.000	02-15-24	2,361,000	2,457,801
Intelsat Jackson Holdings SA (A)	8.500	10-15-24	4,115,000	4,001,838
Intelsat Luxembourg SA	8.125	06-01-23	3,850,000	2,781,625
Radiate Holdco LLC (A)	6.625	02-15-25	7,735,000	7,560,963
UPC Holding BV (A)	5.500	01-15-28	5,997,000	5,926,235
UPCB Finance IV, Ltd. (A)	5.375	01-15-25	1,255,000	1,270,688
West Corp. (A)	8.500	10-15-25	3,230,000	2,559,775
Entertainment 2.3%
AMC Entertainment Holdings, Inc.	6.125	05-15-27	4,050,000	3,548,813
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	2,510,000	2,522,550
Lions Gate Capital Holdings LLC (A)	6.375	02-01-24	6,200,000	6,355,000
Netflix, Inc. (A)	5.375	11-15-29	2,350,000	2,385,250
Netflix, Inc.	5.875	11-15-28	6,210,000	6,520,500
Netflix, Inc. (A)	6.375	05-15-29	2,500,000	2,720,500
Interactive media and services 0.4%
Match Group, Inc.	6.375	06-01-24	3,877,000	4,056,311
Media 11.5%
Altice Financing SA (A)	7.500	05-15-26	3,045,000	2,991,713
Altice Luxembourg SA (A)	7.750	05-15-22	6,935,000	7,056,363
Altice Luxembourg SA (A)	10.500	05-15-27	2,070,000	2,070,393
Cablevision Systems Corp.	5.875	09-15-22	2,415,000	2,498,801
Cablevision Systems Corp.	8.000	04-15-20	7,500,000	7,725,000
CCO Holdings LLC (A)	5.000	02-01-28	9,705,000	9,607,950
CCO Holdings LLC	5.125	02-15-23	6,280,000	6,327,288
CCO Holdings LLC (A)	5.125	05-01-27	6,715,000	6,719,197
CCO Holdings LLC	5.250	09-30-22	950,000	962,065
Cengage Learning, Inc. (A)	9.500	06-15-24	4,475,000	4,139,375
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,079,600
CSC Holdings LLC (A)	5.375	02-01-28	6,425,000	6,441,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
CSC Holdings LLC (A)	5.500	04-15-27	5,430,000	$5,522,582
CSC Holdings LLC (A)	7.500	04-01-28	3,000,000	3,195,000
DISH DBS Corp.	6.750	06-01-21	5,840,000	6,029,800
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24	6,419,000	6,781,674
MDC Partners, Inc. (A)	6.500	05-01-24	11,030,000	10,092,450
National CineMedia LLC	6.000	04-15-22	5,825,000	5,875,969
Sirius XM Radio, Inc. (A)	5.375	04-15-25	5,250,000	5,286,855
Sirius XM Radio, Inc. (A)	6.000	07-15-24	4,790,000	4,922,683
Tribune Media Company	5.875	07-15-22	4,870,000	4,923,327
WMG Acquisition Corp. (A)	5.500	04-15-26	3,735,000	3,763,013
Wireless telecommunication services 3.3%
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	5,092,050
Sprint Communications, Inc.	7.000	08-15-20	765,000	791,775
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	1,817,840
Sprint Corp.	7.125	06-15-24	6,675,000	6,942,000
Sprint Corp.	7.875	09-15-23	2,250,000	2,416,883
T-Mobile USA, Inc.	4.750	02-01-28	4,225,000	4,186,722
T-Mobile USA, Inc.	6.500	01-15-26	6,020,000	6,351,100
United States Cellular Corp.	6.700	12-15-33	5,500,000	5,775,000
Consumer discretionary 4.9%				50,357,030
Automobiles 0.3%
Mclaren Finance PLC (A)	5.750	08-01-22	3,750,000	3,591,251
Hotels, restaurants and leisure 3.5%
Eldorado Resorts, Inc.	6.000	09-15-26	2,010,000	2,066,963
Eldorado Resorts, Inc.	7.000	08-01-23	9,595,000	9,930,825
GLP Capital LP	5.375	04-15-26	2,775,000	2,933,730
International Game Technology PLC (A)	6.500	02-15-25	4,660,000	4,916,300
MGM Resorts International	6.000	03-15-23	4,110,000	4,336,050
Twin River Worldwide Holdings, Inc. (A)	6.750	06-01-27	2,635,000	2,674,130
Waterford Gaming LLC (A)(B)(C)	8.625	09-15-14	1,649,061	0
Wyndham Destinations, Inc.	6.350	10-01-25	8,825,000	9,376,543
Household durables 0.3%
William Lyon Homes, Inc.	6.000	09-01-23	2,600,000	2,574,000
Specialty retail 0.8%
Group 1 Automotive, Inc. (A)	5.250	12-15-23	7,830,000	7,957,238
Consumer staples 1.9%				19,798,402
Food and staples retailing 0.8%
Rite Aid Corp. (A)	6.125	04-01-23	2,115,000	1,734,300
12	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
Simmons Foods, Inc. (A)	5.750	11-01-24	4,900,000	$4,385,500
Simmons Foods, Inc. (A)	7.750	01-15-24	2,175,000	2,300,063
Food products 0.8%
Darling Ingredients, Inc. (A)	5.250	04-15-27	2,400,000	2,429,520
Post Holdings, Inc. (A)	5.500	03-01-25	2,655,000	2,678,231
Post Holdings, Inc. (A)	5.625	01-15-28	3,400,000	3,370,250
Household products 0.1%
Spectrum Brands, Inc.	6.625	11-15-22	1,100,000	1,122,000
Personal products 0.2%
Revlon Consumer Products Corp.	6.250	08-01-24	2,705,000	1,778,538
Energy 15.7%				160,421,631
Energy equipment and services 2.4%
Archrock Partners LP	6.000	10-01-22	8,175,000	8,175,000
CSI Compressco LP	7.250	08-15-22	9,655,000	8,713,638
CSI Compressco LP (A)	7.500	04-01-25	2,500,000	2,443,750
Nabors Industries, Inc.	5.750	02-01-25	6,090,000	4,953,911
Oil, gas and consumable fuels 13.3%
Andeavor Logistics LP	5.250	01-15-25	5,385,000	5,658,339
Blue Racer Midstream LLC (A)	6.125	11-15-22	6,645,000	6,611,775
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	4,460,000	4,787,052
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	6,245,000	6,961,302
Chesapeake Energy Corp.	7.000	10-01-24	1,100,000	1,001,000
Chesapeake Energy Corp.	7.500	10-01-26	5,500,000	4,826,250
Chesapeake Energy Corp.	8.000	06-15-27	5,165,000	4,571,025
DCP Midstream Operating LP	5.375	07-15-25	7,300,000	7,585,138
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	6,435,000	5,968,463
Denbury Resources, Inc. (A)	7.500	02-15-24	3,475,000	3,014,563
Diamondback Energy, Inc. (A)	4.750	11-01-24	5,350,000	5,443,625
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	4,135,000	4,083,313
Energy Transfer Operating LP	5.500	06-01-27	6,240,000	6,752,838
Laredo Petroleum, Inc.	6.250	03-15-23	6,100,000	5,429,000
Murphy Oil Corp.	4.000	06-01-22	1,000,000	989,566
Murphy Oil Corp.	6.875	08-15-24	4,830,000	5,005,221
Newfield Exploration Company	5.375	01-01-26	4,550,000	4,932,094
Newfield Exploration Company	5.750	01-30-22	985,000	1,052,647
Oasis Petroleum, Inc. (A)	6.250	05-01-26	4,025,000	3,562,125
Oasis Petroleum, Inc.	6.875	03-15-22	5,289,000	5,119,858
Parsley Energy LLC (A)	5.375	01-15-25	2,690,000	2,683,275
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Parsley Energy LLC (A)	5.625	10-15-27	5,295,000	$5,242,050
PBF Holding Company LLC	7.250	06-15-25	5,105,000	5,181,575
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (D)	6.125	11-15-22	4,390,000	4,071,725
SM Energy Company	5.625	06-01-25	5,195,000	4,519,650
SM Energy Company	6.125	11-15-22	2,510,000	2,428,425
SM Energy Company	6.750	09-15-26	4,055,000	3,621,115
Tallgrass Energy Partners LP (A)	5.500	09-15-24	4,415,000	4,503,300
Targa Resources Partners LP (A)	6.875	01-15-29	4,145,000	4,418,321
Whiting Petroleum Corp.	5.750	03-15-21	930,000	918,189
WPX Energy, Inc.	5.250	09-15-24	5,285,000	5,192,513
Financials 12.3%				125,297,190
Banks 5.7%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (D)	6.100	03-17-25	5,650,000	6,053,128
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (D)	7.750	09-15-23	7,875,000	7,894,688
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(D)	7.000	08-16-28	4,970,000	5,081,825
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(D)	8.125	12-23-25	4,215,000	4,702,486
Freedom Mortgage Corp. (A)	8.125	11-15-24	7,040,000	5,896,000
Freedom Mortgage Corp. (A)	8.250	04-15-25	3,940,000	3,280,050
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (D)	6.500	03-23-28	6,375,000	6,382,969
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (D)	6.500	04-16-25	5,555,000	5,518,337
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	3,045,000	3,121,125
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(D)	7.375	09-13-21	8,165,000	8,374,187
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	1,600,000	1,696,144
14	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 0.6%
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(D)	7.500	07-17-23	5,745,000	$5,967,619
Consumer finance 2.3%
Avation Capital SA (A)	6.500	05-15-21	2,240,000	2,262,400
Enova International, Inc. (A)	8.500	09-01-24	1,635,000	1,545,075
Enova International, Inc. (A)	8.500	09-15-25	4,425,000	4,104,188
goeasy, Ltd. (A)	7.875	11-01-22	5,405,000	5,615,255
Springleaf Finance Corp.	6.625	01-15-28	3,395,000	3,437,505
Springleaf Finance Corp.	7.125	03-15-26	6,400,000	6,688,448
Diversified financial services 0.9%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	4,150,000	2,905,000
Gogo Intermediate Holdings LLC (A)	9.875	05-01-24	2,500,000	2,543,750
Refinitiv US Holdings, Inc. (A)	8.250	11-15-26	4,125,000	4,104,375
Insurance 0.3%
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	3,190,000	2,910,875
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc.	5.000	12-15-21	6,315,000	6,351,501
Thrifts and mortgage finance 1.9%
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	4,360,000	4,421,258
Nationstar Mortgage LLC	6.500	06-01-22	6,600,000	6,435,000
Quicken Loans, Inc. (A)	5.250	01-15-28	4,395,000	4,086,032
Stearns Holdings LLC (A)	9.375	08-15-20	4,146,000	3,917,970
Health care 8.9%				91,493,187
Health care providers and services 6.3%
Centene Corp. (A)	5.375	06-01-26	7,350,000	7,623,420
Centene Corp.	6.125	02-15-24	3,190,000	3,329,977
DaVita, Inc.	5.125	07-15-24	7,575,000	7,383,353
Encompass Health Corp.	5.750	11-01-24	4,035,000	4,056,184
HCA Healthcare, Inc.	6.250	02-15-21	660,000	688,050
HCA, Inc.	5.250	06-15-26	2,735,000	2,948,962
HCA, Inc.	5.375	02-01-25	9,840,000	10,284,965
HCA, Inc.	7.500	02-15-22	590,000	646,050
MEDNAX, Inc. (A)	5.250	12-01-23	8,070,000	8,049,825
MEDNAX, Inc. (A)	6.250	01-15-27	3,060,000	3,067,650
Select Medical Corp.	6.375	06-01-21	7,865,000	7,870,899
Team Health Holdings, Inc. (A)	6.375	02-01-25	3,730,000	3,074,919
Tenet Healthcare Corp.	6.750	06-15-23	6,000,000	5,977,020
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals 2.6%
Bausch Health Americas, Inc. (A)	8.500	01-31-27	1,853,000	$1,945,076
Bausch Health Americas, Inc. (A)	9.250	04-01-26	4,905,000	5,303,531
Bausch Health Companies, Inc. (A)	5.500	03-01-23	1,760,000	1,762,200
Bausch Health Companies, Inc. (A)	5.500	11-01-25	4,990,000	5,008,713
Bausch Health Companies, Inc. (A)	7.000	01-15-28	3,700,000	3,656,081
Endo Finance LLC (A)	5.375	01-15-23	3,074,000	2,297,815
Mallinckrodt International Finance SA (A)	5.500	04-15-25	4,795,000	3,053,816
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28	3,855,000	3,464,681
Industrials 4.8%				48,817,219
Aerospace and defense 0.3%
TransDigm, Inc. (A)	6.250	03-15-26	3,550,000	3,621,000
Building products 0.8%
Standard Industries, Inc. (A)	5.375	11-15-24	4,165,000	4,209,857
Standard Industries, Inc. (A)	6.000	10-15-25	3,960,000	4,083,671
Commercial services and supplies 1.7%
Cimpress NV (A)	7.000	06-15-26	5,400,000	5,332,500
IAA Spinco, Inc. (A)	5.500	06-15-27	1,790,000	1,816,850
Tervita Escrow Corp. (A)	7.625	12-01-21	9,845,000	9,869,613
Construction and engineering 0.7%
AECOM	5.125	03-15-27	4,775,000	4,688,453
HC2 Holdings, Inc. (A)	11.500	12-01-21	2,470,000	2,148,900
Road and rail 1.0%
Uber Technologies, Inc. (A)	7.500	11-01-23	2,715,000	2,837,175
Uber Technologies, Inc. (A)	8.000	11-01-26	7,180,000	7,601,825
Trading companies and distributors 0.3%
United Rentals North America, Inc.	5.500	07-15-25	2,550,000	2,607,375
Information technology 5.1%				52,278,201
Communications equipment 1.0%
CommScope, Inc. (A)	5.500	03-01-24	3,500,000	3,534,895
CommScope, Inc. (A)	6.000	03-01-26	2,953,000	2,953,000
CommScope, Inc. (A)	8.250	03-01-27	4,000,000	3,960,000
Electronic equipment, instruments and components 0.5%
TTM Technologies, Inc. (A)	5.625	10-01-25	5,800,000	5,582,500
IT services 0.9%
Banff Merger Sub, Inc. (A)	9.750	09-01-26	5,445,000	5,091,075
First Data Corp. (A)	5.750	01-15-24	2,725,000	2,788,356
Go Daddy Operating Company LLC (A)	5.250	12-01-27	1,550,000	1,559,688
16	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 0.6%
Micron Technology, Inc.	5.327	02-06-29	3,000,000	$3,023,148
Qorvo, Inc. (A)	5.500	07-15-26	3,220,000	3,276,350
Software 0.9%
Ascend Learning LLC (A)	6.875	08-01-25	3,500,000	3,517,500
Symantec Corp. (A)	5.000	04-15-25	5,250,000	5,248,940
Technology hardware, storage and peripherals 1.2%
Dell International LLC (A)	8.350	07-15-46	3,800,000	4,644,721
Seagate HDD Cayman	4.750	06-01-23	3,855,000	3,949,760
Seagate HDD Cayman	4.875	06-01-27	3,295,000	3,148,268
Materials 5.8%				59,735,415
Chemicals 1.0%
Ashland LLC	6.875	05-15-43	2,710,000	2,852,275
The Chemours Company	6.625	05-15-23	7,422,000	7,394,168
Containers and packaging 1.5%
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23	7,680,000	7,526,400
Reynolds Group Issuer, Inc.	5.750	10-15-20	2,926,705	2,931,242
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	5,350,000	5,406,844
Metals and mining 2.9%
Coeur Mining, Inc.	5.875	06-01-24	4,470,000	3,907,004
First Quantum Minerals, Ltd. (A)	7.250	05-15-22	7,600,000	7,220,000
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	5,050,000	4,513,438
Freeport-McMoRan, Inc.	3.875	03-15-23	1,000,000	962,980
Freeport-McMoRan, Inc.	5.450	03-15-43	6,200,000	5,288,600
Freeport-McMoRan, Inc.	6.875	02-15-23	3,220,000	3,364,900
Teck Resources, Ltd. (A)	8.500	06-01-24	4,300,000	4,592,767
Paper and forest products 0.4%
Norbord, Inc. (A)	6.250	04-15-23	3,610,000	3,774,797
Real estate 1.1%				11,370,881
Equity real estate investment trusts 0.3%
Equinix, Inc.	5.875	01-15-26	3,400,000	3,561,806
Real estate management and development 0.8%
Williams Scotsman International, Inc. (A)	7.875	12-15-22	7,545,000	7,809,075
Utilities 2.5%				25,496,497
Electric utilities 0.4%
Vistra Operations Company LLC (A)	5.625	02-15-27	3,630,000	3,733,274
Gas utilities 1.2%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,947,270
AmeriGas Partners LP	5.625	05-20-24	4,150,000	4,295,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Gas utilities (continued)
AmeriGas Partners LP	5.750	05-20-27		5,150,000	$5,278,853
Independent power and renewable electricity producers 0.9%
Clearway Energy Operating LLC	5.375	08-15-24		4,905,000	4,880,475

NRG Energy, Inc.	6.625	01-15-27		4,100,000	4,361,375
Convertible bonds 0.9%					$9,072,626
(Cost $10,060,896)
Communication services 0.4%					4,557,961
Entertainment 0.2%
DHX Media, Ltd. (A)	5.875	09-30-24	CAD	3,655,000	1,893,212
Media 0.2%
DISH Network Corp.	3.375	08-15-26		2,900,000	2,664,749
Consumer discretionary 0.2%					1,835,654
Internet and direct marketing retail 0.2%
Liberty Expedia Holdings, Inc. (A)	1.000	06-30-47		1,875,000	1,835,654
Information technology 0.3%					2,679,011
Software 0.3%

Avaya Holdings Corp. (A)	2.250	06-15-23		3,000,000	2,679,011
Capital preferred securities 0.2%					$2,383,200
(Cost $2,203,032)
Financials 0.2%					2,383,200
Banks 0.2%

Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (D)(E)	5.570	07-01-19		2,400,000	2,383,200
Term loans (F) 5.6%					$57,160,738
(Cost $59,791,465)
Communication services 1.5%					15,516,028
Entertainment 0.2%
Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 4.500%)	6.940	07-03-26		2,300,000	2,254,000
Interactive media and services 0.6%
Ancestry.com Operations, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.690	10-19-23		4,314,280	4,304,573
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan (2 and 3 month LIBOR + 3.000%)	5.575	11-03-23		2,276,826	2,103,787
18	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media 0.7%
Houghton Mifflin Harcourt Publishers, Inc., 2015 Term Loan B (1 month LIBOR + 3.000%)	5.439	05-31-21	3,489,664	$3,338,457
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B (1 month LIBOR + 4.000%)	6.439	05-04-22	3,706,934	3,515,211
Consumer discretionary 0.6%				6,079,070
Auto components 0.6%
American Tire Distributors, Inc., 2015 Term Loan (2 month LIBOR + 7.500%)	9.981	09-02-24	6,033,762	5,676,020
American Tire Distributors, Inc., PIK, Exit FILO Term Loan (3 month LIBOR + 6.000%)	8.522	09-01-23	407,121	403,050
Hotels, restaurants and leisure 0.0%
Fontainebleau Las Vegas LLC, Delayed Draw Term Loan (B)(C)	0.000	06-06-19	757,938	0
Fontainebleau Las Vegas LLC, Term Loan B (B)(C)	0.000	06-06-19	1,618,638	0
Financials 0.2%				1,990,000
Capital markets 0.2%
Jane Street Group LLC, 2018 Term Loan B (1 month LIBOR + 3.000%)	5.439	08-25-22	2,000,000	1,990,000
Health care 0.7%				6,867,237
Health care providers and services 0.7%
Concentra, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 6.500%)	8.970	06-01-23	2,999,987	3,014,987
Gentiva Health Services, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 7.000%)	9.500	07-02-26	3,800,000	3,852,250
Industrials 1.0%				10,661,834
Aerospace and defense 0.5%
WP CPP Holdings LLC, 2018 Term Loan (1 and 3 month LIBOR + 3.750%)	6.340	04-30-25	5,666,537	5,661,834
Commercial services and supplies 0.5%
Quad/Graphics, Inc., 2018 Term Loan B (1 month LIBOR + 5.000%)	7.440	01-31-26	5,000,000	5,000,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Information technology 1.2%				$12,508,391
IT services 0.5%
NeuStar, Inc., 2nd Lien Term Loan (1 month LIBOR + 8.000%)	10.439	08-08-25	3,809,082	3,609,105
Travelport Finance Luxembourg Sarl, 2019 Term Loan (G)	TBD	03-13-26	2,000,000	1,909,160
Semiconductors and semiconductor equipment 0.4%
Globalfoundries, Inc., Term Loan B (G)	TBD	05-24-26	4,000,000	3,960,000
Software 0.3%
Avaya, Inc., 2018 Term Loan B (1 month LIBOR + 4.250%)	6.690	12-15-24	1,826,875	1,786,921
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.689	04-16-25	516,115	512,534
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.689	04-16-25	735,778	730,671
Materials 0.1%				575,565
Construction materials 0.1%
Doncasters US Finance LLC, 2nd Lien Term Loan (3 month LIBOR + 8.250%)	10.851	10-09-20	2,361,293	575,565
Real estate 0.3%				2,962,613
Equity real estate investment trusts 0.3%

iStar, Inc., 2016 Term Loan B (1 month LIBOR + 2.750%)	5.204	06-28-23	2,977,500	2,962,613
Collateralized mortgage obligations 1.4%				$14,342,502
(Cost $10,777,131)
Commercial and residential 1.4%				14,342,502
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (A)(H)	3.716	04-14-33	2,000,000	1,973,347
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(E)	4.877	03-15-37	1,160,000	1,157,613
BX Commercial Mortgage Trust Series 2018-BIOA, Class E (1 month LIBOR + 1.951%) (A)(E)	4.391	03-15-37	835,000	834,304
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (A)(H)	3.912	04-10-28	2,000,000	2,015,425
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (A)(H)	3.495	12-15-34	1,310,000	1,300,702
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E (A)(H)	4.202	02-10-29	1,780,000	1,786,702
20	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	73,790,657	$1,276,409
Series 2007-4, Class ES IO	0.350	07-19-47	74,916,987	1,244,588
Series 2007-6, Class ES IO (A)	0.343	08-19-37	64,581,754	926,425
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	943,500	950,514

WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (A)(E)	5.011	11-15-29	875,736	876,473
Asset backed securities 0.5%				$5,457,894
(Cost $5,333,730)
Asset backed securities 0.5%				5,457,894
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	730,100	748,842
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	3,372,675	3,506,570
VB-S1 Issuer LLC Series 2016-1A, Class F (A)	6.901	06-15-46	1,000,000	1,038,635
Westgate Resorts LLC Series 2015-2A, Class B (A)	4.000	07-20-28	164,230	163,847

	Shares	Value
Common stocks 0.1%		$883,569
(Cost $7,861,625)
Energy 0.0%		0
Energy equipment and services 0.0%
TPT Acquisition, Inc. (C)(I)	2,560	0
Information technology 0.1%		883,569
Software 0.1%

Avaya Holdings Corp. (I)	70,236	883,569
Preferred securities 1.7%		$17,302,353
(Cost $19,955,565)
Energy 0.1%		661,980
Energy equipment and services 0.1%
Nabors Industries, Ltd., 6.000%	33,000	661,980
Financials 0.6%		5,961,063
Banks 0.6%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.303% (E)	230,870	5,961,063
Industrials 0.1%		1,539,156
Machinery 0.1%
Glasstech, Inc., Series A (C)(I)	144	86,168
Glasstech, Inc., Series B (C)(I)	4,475	1,452,988
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Shares	Value
Utilities 0.9%		$9,140,154
Multi-utilities 0.7%
Dominion Energy, Inc., 6.750%	60,660	2,999,030
DTE Energy Company, 6.500%	67,890	3,782,152
Water utilities 0.2%
Aqua America, Inc., 6.000%	42,550	2,358,972
Warrants 0.0%		$40,709
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (I)	64,618	40,709

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$180
(Cost $290,749)
Seventy Seven Energy, Inc. (C)(I)	6.500	07-15-22	3,130,000	180

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.8%				$38,819,000
(Cost $38,816,508)
U.S. Government Agency 2.0%				19,935,000
Federal Agricultural Mortgage Corp. Discount Note	2.250	06-03-19	4,681,000	4,681,000
Federal Home Loan Bank Discount Note	2.250	06-03-19	15,254,000	15,254,000

	Par value^	Value
Repurchase agreement 1.8%		18,884,000
Barclays Tri-Party Repurchase Agreement dated 5-31-19 at 2.450% to be repurchased at $17,342,540 on 6-3-19, collateralized by $16,391,900 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $17,689,444, including interest)	17,339,000	17,339,000
Repurchase Agreement with State Street Corp. dated 5-31-19 at 1.300% to be repurchased at $1,545,167 on 6-3-19, collateralized by $1,565,000 U.S. Treasury Notes, 2.375% due 3-15-21 (valued at $1,579,855, including interest)	1,545,000	1,545,000

Total investments (Cost $1,037,057,586) 99.6%	$1,020,243,042
Other assets and liabilities, net 0.4%	3,883,643
Total net assets 100.0%	$1,024,126,685

22	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CAD	Canadian Dollar

Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $465,618,828 or 45.5% of the fund's net assets as of 5-31-19.
(B)	Non-income producing - Issuer is in default.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	90	Short	Sep 2019	$(11,268,790)	$(11,407,500)	$(138,710)
						$(138,710)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	140,000	USD	104,055	RBC	6/19/2019	—	$(432)
CAD	2,747,396	USD	2,033,933	TD	6/19/2019	—	(403)
USD	2,170,278	CAD	2,887,396	GSI	6/19/2019	$33,124	—
USD	2,038,199	CAD	2,747,396	TD	9/18/2019	670	—
						$33,794	$(835)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
CITI	D.R. Horton, Inc.	5,000,000	USD	$ 5,000,000	1.000%	Quarterly	Jun 2024	$ (31,176)	$ (21,718)	$ (52,894)
MSCS	Southwest Airlines Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2024	(89,868)	(14,054)	(103,922)
MSCS	Target Corp.	10,000,000	USD	10,000,000	1.000%	Quarterly	Jun 2024	(270,641)	(16,602)	(287,243)
MSLLC	AT&T, Inc.	10,000,000	USD	10,000,000	1.000%	Quarterly	Jun 2024	48,001	(49,709)	(1,708)
MSLLC	Best Buy Company, Inc.	5,000,000	USD	5,000,000	5.000%	Quarterly	Jun 2024	(952,195)	(53,762)	(1,005,957)
MSLLC	TWDC Enterprises 18 Corp.	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2024	(181,518)	(19,381)	(200,899)
				$40,000,000				$(1,477,397)	$(175,226)	$(1,652,623)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
MSCS	Morgan Stanley Capital Services LLC
MSLLC	Morgan Stanley & Co. LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
TD	The Toronto-Donimion Bank
24	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

At 5-31-19, the aggregate cost of investments for federal income tax purposes was $1,037,091,899. Net unrealized depreciation aggregated to $18,607,231, of which $18,277,446 related to gross unrealized appreciation and $36,884,677 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	25

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-19

Assets
Unaffiliated investments, at value (Cost $1,037,057,586)	$1,020,243,042
Unrealized appreciation on forward foreign currency contracts	33,794
Foreign currency, at value(Cost $932)	921
Collateral held at broker for futures contracts	125,000
Collateral segregated at custodian for OTC derivative contracts	1,640,000
Interest receivable	15,630,022
Receivable for fund shares sold	341,794
Receivable for investments sold	1,272,289
Other assets	68,190
Total assets	1,039,355,052
Liabilities
Unrealized depreciation on forward foreign currency contracts	835
Swap contracts, at value (net unamortized upfront payment of $(1,477,397))	1,652,623
Payable for futures variation margin	66,104
Due to custodian	9,265
Distributions payable	196,977
Payable for investments purchased	11,824,391
Payable for fund shares repurchased	1,148,582
Payable to affiliates
Accounting and legal services fees	87,618
Transfer agent fees	47,501
Distribution and service fees	2,595
Trustees' fees	768
Other liabilities and accrued expenses	191,108
Total liabilities	15,228,367
Net assets	$1,024,126,685
Net assets consist of
Paid-in capital	$1,517,168,108
Total distributable earnings (loss)	(493,041,423)
Net assets	$1,024,126,685

26	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($308,979,550 ÷ 91,745,668 shares)[1]	$3.37
Class B ($2,963,249 ÷ 878,486 shares)[1]	$3.37
Class C ($54,819,325 ÷ 16,279,544 shares)[1]	$3.37
Class I ($98,975,138 ÷ 29,423,957 shares)	$3.36
Class R6 ($20,237,560 ÷ 6,022,187 shares)	$3.36
Class NAV ($538,151,863 ÷ 160,050,709 shares)	$3.36
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.51

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	27

STATEMENT OF OPERATIONS For the year ended  5-31-19

Investment income
Interest	$54,024,664
Dividends	1,025,889
Total investment income	55,050,553
Expenses
Investment management fees	4,237,590
Distribution and service fees	1,461,730
Accounting and legal services fees	180,124
Transfer agent fees	582,186
Trustees' fees	14,118
Custodian fees	118,269
State registration fees	93,970
Printing and postage	76,475
Professional fees	105,353
Other	35,784
Total expenses	6,905,599
Less expense reductions	(65,004)
Net expenses	6,840,595
Net investment income	48,209,958
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(7,284,776)
Futures contracts	(143,226)
Forward foreign currency contracts	119,944
Written options	301,502
Swap contracts	(371,073)
(7,377,629)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(5,694,257)
Futures contracts	(18,277)
Forward foreign currency contracts	(11,628)
Swap contracts	(99,897)
(5,824,059)
Net realized and unrealized gain (loss)	(13,201,688)
Increase in net assets from operations	$35,008,270

28	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-19	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$48,209,958	$52,779,507
Net realized gain (loss)	(7,377,629)	12,357,392
Change in net unrealized appreciation (depreciation)	(5,824,059)	(48,258,457)
Increase in net assets resulting from operations	35,008,270	16,878,442
Distributions to shareholders
From net investment income and net realized gain
Class A	(17,507,678)	—
Class B	(220,013)	—
Class C	(3,004,324)	—
Class I	(6,781,388)	—
Class R6	(1,184,685)	—
Class NAV	(18,661,554)	—
From net investment income
Class A	—	(18,271,949)
Class B	—	(452,862)
Class C	—	(4,900,372)
Class I	—	(10,116,471)
Class R6	—	(764,875)
Class NAV	—	(16,737,418)
Total distributions	(47,359,642)	(51,243,947)
From fund share transactions	175,293,449	(122,540,733)
Total increase (decrease)	162,942,077	(156,906,238)
Net assets
Beginning of year	861,184,608	1,018,090,846
End of year[1]	$1,024,126,685	$861,184,608

[1]	Net assets - End of year includes undistributed net investment income of $2,240,659 at May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	29

Financial highlights
CLASS A SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$3.41	$3.54	$3.32	$3.62	$3.94
Net investment income[1]	0.19	0.19	0.19	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.04)	(0.13)	0.23	(0.28)	(0.29)
Total from investment operations	0.15	0.06	0.42	(0.08)	(0.07)
Less distributions
From net investment income	(0.19)	(0.19)	(0.20)	(0.22)	(0.25)
Net asset value, end of period	$3.37	$3.41	$3.54	$3.32	$3.62
Total return (%)[2,3]	4.46	1.60	13.10	(2.03)	(1.77)
Ratios and supplemental data
Net assets, end of period (in millions)	$309	$336	$367	$258	$321
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.94	0.96	0.97	0.95
Expenses including reductions	0.94	0.93	0.96	0.96	0.94
Net investment income	5.66	5.50	5.58	6.01	5.84
Portfolio turnover (%)	59	52	65 [4]	89	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
30	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$3.42	$3.54	$3.32	$3.63	$3.94
Net investment income[1]	0.17	0.17	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.06)	(0.13)	0.23	(0.29)	(0.28)
Total from investment operations	0.11	0.04	0.40	(0.12)	(0.09)
Less distributions
From net investment income	(0.16)	(0.16)	(0.18)	(0.19)	(0.22)
Net asset value, end of period	$3.37	$3.42	$3.54	$3.32	$3.63
Total return (%)[2,3]	3.38	1.14	12.23	(3.07)	(2.27)
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$7	$14	$19	$29
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.69	1.72	1.74	1.74
Expenses including reductions	1.69	1.68	1.71	1.73	1.74
Net investment income	4.90	4.74	4.85	5.22	5.07
Portfolio turnover (%)	59	52	65 [4]	89	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	31

CLASS C SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$3.41	$3.54	$3.31	$3.62	$3.94
Net investment income[1]	0.17	0.17	0.17	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.05)	(0.14)	0.24	(0.30)	(0.29)
Total from investment operations	0.12	0.03	0.41	(0.12)	(0.10)
Less distributions
From net investment income	(0.16)	(0.16)	(0.18)	(0.19)	(0.22)
Net asset value, end of period	$3.37	$3.41	$3.54	$3.31	$3.62
Total return (%)[2,3]	3.69	0.84	12.26	(2.77)	(2.51)
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$72	$121	$79	$100
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.69	1.71	1.73	1.71
Expenses including reductions	1.69	1.68	1.71	1.72	1.70
Net investment income	4.91	4.75	4.83	5.26	5.09
Portfolio turnover (%)	59	52	65 [4]	89	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
32	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$3.41	$3.53	$3.31	$3.62	$3.93
Net investment income[1]	0.20	0.20	0.20	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.05)	(0.12)	0.23	(0.29)	(0.28)
Total from investment operations	0.15	0.08	0.43	(0.08)	(0.05)
Less distributions
From net investment income	(0.20)	(0.20)	(0.21)	(0.23)	(0.26)
Net asset value, end of period	$3.36	$3.41	$3.53	$3.31	$3.62
Total return (%)[2]	4.40	2.14	13.42	(2.07)	(1.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$99	$147	$212	$34	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.69	0.70	0.72	0.75
Expenses including reductions	0.70	0.68	0.69	0.71	0.72
Net investment income	5.89	5.72	5.81	6.24	6.05
Portfolio turnover (%)	59	52	65 [3]	89	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	33

CLASS R6 SHARES Period ended	5-31-19	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$3.40	$3.53	$3.46
Net investment income[2]	0.20	0.21	0.11
Net realized and unrealized gain (loss) on investments	(0.04)	(0.14)	0.08
Total from investment operations	0.16	0.07	0.19
Less distributions
From net investment income	(0.20)	(0.20)	(0.12)
Net asset value, end of period	$3.36	$3.40	$3.53
Total return (%)[3]	4.82	1.95	5.73 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$21	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	0.59	0.61 [5]
Expenses including reductions	0.59	0.58	0.58 [5]
Net investment income	6.00	5.90	5.68 [5]
Portfolio turnover (%)	59	52	65 [6,7]

[1]	The inception date for Class R6 shares is 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
34	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-19	5-31-18	5-31-17	5-31-16	5-31-15
Per share operating performance
Net asset value, beginning of period	$3.41	$3.53	$3.31	$3.62	$3.93
Net investment income[1]	0.20	0.20	0.21	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.05)	(0.12)	0.23	(0.29)	(0.27)
Total from investment operations	0.15	0.08	0.44	(0.08)	(0.04)
Less distributions
From net investment income	(0.20)	(0.20)	(0.22)	(0.23)	(0.27)
Net asset value, end of period	$3.36	$3.41	$3.53	$3.31	$3.62
Total return (%)[2]	4.53	2.25	13.56	(1.93)	(1.11)
Ratios and supplemental data
Net assets, end of period (in millions)	$538	$279	$302	$290	$321
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	0.58	0.59	0.59	0.56
Expenses including reductions	0.57	0.57	0.58	0.58	0.55
Net investment income	5.99	5.86	5.97	6.39	6.24
Portfolio turnover (%)	59	52	65 [3]	89	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	35

Notes to financial statements
Note 1—Organization
John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are typically valued at last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
36	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2019, by major security category or type:
	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$874,780,271	—	$874,780,271	—
Convertible bonds	9,072,626	—	9,072,626	—
Capital preferred securities	2,383,200	—	2,383,200	—
Term loans	57,160,738	—	57,160,738	—
Collateralized mortgage obligations	14,342,502	—	14,342,502	—
Asset backed securities	5,457,894	—	5,457,894	—
Common stocks	883,569	$883,569	—	—
Preferred securities	17,302,353	15,763,197	—	$1,539,156
Warrants	40,709	40,709	—	—
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	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Escrow certificates	$180	—	—	$180
Short-term investments	38,819,000	—	$38,819,000	—
Total investments in securities	$1,020,243,042	$16,687,475	$1,002,016,231	$1,539,336
Derivatives:
Assets
Forward foreign currency contracts	$33,794	—	$33,794	—
Liabilities
Futures	(138,710)	$(138,710)	—	—
Forward foreign currency contracts	(835)	—	(835)	—
Swap contracts	(1,652,623)	—	(1,652,623)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet redemptions . Because term loans may not be
38	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	39

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2019 were $3,458.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2019, the fund has a short-term capital loss carryforward of $19,472,810 and a long-term capital loss carryforward of $459,564,339 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years. As of May 31, 2019, the fund had capital loss carryforwards of $104,329,868 that expired unused.
As of May 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2019 and 2018 was as follows:
40	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

	May 31, 2019	May 31, 2018
Ordinary Income	$47,359,642	$51,243,947
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2019, the components of distributable earnings on a tax basis consisted of $4,800,152 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investment, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	41

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Payable for futures margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Collateral or margin requirements are set by the broker or applicable clearinghouse. Collateral is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
During the year ended May 31, 2019, the fund used futures contracts to manage duration of the fund and to maintain diversity of the fund. The fund held futures contracts with USD notional values ranging up to $11.4 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
42	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

During the year ended May 31, 2019, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchanges rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $2.6 million to $8.0 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended May 31, 2019, the fund used purchased options contracts to manage against anticipated interest rate changes and to gain expsoure to the bond market. The fund held purchased option contracts with market values ranging up to $14,000, as measured at each quarter end. There were no open purchased options contracts as of May 31, 2019. During the year ended May 31, 2019, the fund wrote option contracts to manage against anticipated interest rate changes and to gain expsoure to the bond market. The fund held written option contracts with market values ranging up to $7,000, as measured at each quarter end. There were no open written option contracts as of May 31, 2019.
Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	43

Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps — Buyer
During the year ended May 31, 2019 , the fund used credit default swap contracts as a buyer to manage against potential credit events and to gain exposure to security or credit index. The fund held credit default swaps with total USD notional amounts ranging from $35.0 million to $40.0 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	-	($138,710)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$33,794	(835)
Credit	Swap contracts, at value	Credit default swaps	-	(1,652,623)
Total			$33,794	($1,792,168)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2019:
Statement of operations Location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	-	($143,226)	-	-	-	($143,226)
Foreign currency	($100,588)	-	$119,944	-	-	19,356
Credit	-	-	-	-	($371,073)	(371,073)
Equity	(1,033,294)	-	-	$301,502	-	(731,792)
Total	($1,133,882)	($143,226)	$119,944	$301,502	($371,073)	($1,226,735)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

44	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Statement of operations Location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	-	($18,277)	-	-	($18,277)
Foreign currency	$97,670	-	($11,628)	-	86,042
Credit	-	-	-	($99,897)	(99,897)
Total	$97,670	($18,277)	($11,628)	($99,897)	($32,132)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Effective June 28, 2019, the Advisor changed its name to John Hancock Investment Management LLC and the Distributor changed its name to John Hancock Investment Management Distributors LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund’s average daily net assets, (b) 0.5625% of the next $75 million of the fund’s average daily net assets, (c) 0.5000% of the next $350 million of the fund’s average daily net assets, (d) 0.4750% of the next $2 billion of the fund’s average daily net assets and (e) 0.4500% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2019, this waiver amounted to 0.01% of the fund’s average net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	45

business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$24,550
Class B	362
Class C	4,886
Class I	9,209
Class	Expense reduction
Class R6	$ 1,564
Class NAV	24,433
Total	$65,004

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2019 were equivalent to a net annual effective rate of 0.50% the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class	Rule 12b-1 Fee
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $240,574 for the year ended May 31, 2019. Of this amount, $32,018 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $194,958 was paid as sales commissions to broker-dealers and $13,598 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the
46	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2019, CDSCs received by the Distributor amounted to $1,038, $1,905 and $1,278 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2019 were:
Class	Distribution and service fees	Transfer agent fees
Class A	$ 788,968	$ 352,763
Class B	46,077	5,136
Class C	626,685	70,058
Class I	—	151,632
Class R6	—	2,597
Total	$1,461,730	$582,186
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2019 and 2018 were as follows:
	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,713,681	$36,251,627	16,640,462	$57,663,061
Distributions reinvested	4,523,116	15,261,379	4,545,509	15,903,188
Repurchased	(21,864,537)	(73,763,246)	(26,607,456)	(93,148,427)
Net decrease	(6,627,740)	$(22,250,240)	(5,421,485)	$(19,582,178)
Class B shares
Sold	18,657	$63,845	57,483	$202,709
Distributions reinvested	59,745	202,072	118,901	417,136
Repurchased	(1,119,432)	(3,798,299)	(2,066,838)	(7,250,467)
Net decrease	(1,041,030)	$(3,532,382)	(1,890,454)	$(6,630,622)
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	47

	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class C shares
Sold	1,024,429	$3,457,077	1,269,705	$4,445,607
Distributions reinvested	859,296	2,898,688	1,350,331	4,723,891
Repurchased	(6,585,508)	(22,236,706)	(15,931,456)	(55,246,882)
Net decrease	(4,701,783)	$(15,880,941)	(13,311,420)	$(46,077,384)
Class I shares
Sold	7,442,808	$25,070,778	28,228,712	$98,496,919
Distributions reinvested	1,991,442	6,714,838	2,846,948	9,950,488
Repurchased	(23,104,912)	(77,859,233)	(47,955,717)	(166,847,158)
Net decrease	(13,670,662)	$(46,073,617)	(16,880,057)	$(58,399,751)
Class R6 shares
Sold	1,732,555	$5,861,629	6,727,656	$23,669,301
Distributions reinvested	344,385	1,159,967	214,024	741,234
Repurchased	(2,250,255)	(7,581,101)	(1,243,645)	(4,307,952)
Net increase (decrease)	(173,315)	$(559,505)	5,698,035	$20,102,583
Class NAV shares
Sold	92,215,779	$311,294,915	1,979,680	$6,911,847
Distributions reinvested	5,532,084	18,661,555	4,794,225	16,737,419
Repurchased	(19,688,075)	(66,366,336)	(10,223,588)	(35,602,647)
Net increase (decrease)	78,059,788	$263,590,134	(3,449,683)	$(11,953,381)
Total net increase (decrease)	51,845,258	$175,293,449	(35,255,064)	$(122,540,733)
Affiliates of the fund owned 3% and 100% of shares of Class I and Class NAV, respectively, on May 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments amounted to $558,025,898 and $487,361,846, respectively, for the year ended May 31, 2019.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2019, funds within the John Hancock group of funds complex held 51.8% of the fund's net assets. The following portfolios had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Balanced Portfolio	20.2%
JHF II Multimanager Lifestyle Growth Portfolio	10.6%
48	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Moderate Portfolio	7.8%
JHF II Multimanager Lifestyle Conservative Portfolio	6.0%
Note 9—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2019, the fund engaged in securities purchases amounting to $77,963,758.
Note 10—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock High Yield Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
50	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	51

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	211
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	211
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	211
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	211
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	211
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	211
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       52

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	211
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	211
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	211
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	211
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	211
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       53

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	211
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	211
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       54

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       55

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

John F. Addeo, CFA
Dennis F. McCafferty, CFA
Caryn E. Rothman, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       56

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF876858	57A 5/19 7/19

John Hancock

ESG Core Bond Fund

Annual report 5/31/19
ESG

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

A solid and stable economy enabled the U.S. Federal Reserve (Fed) to continue normalizing monetary policy for most of 2018; however, concerns about the strength of the broader global economy and the durability of the now 10-year-old bull market led investors to dial back risk exposures. Those concerns may ultimately have been shared by the Fed, which shifted to a neutral stance on interest rates in the beginning of 2019 after three years of hikes. The markets responded favorably, with most bond indexes registering gains before hitting a patch of turbulence in May as trade turmoil between the United States and China flared again.

As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Trustees and Officers
36	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 (%)

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade bonds rallied

The U.S. Federal Reserve signaled that it was likely finished raising interest rates for the current cycle, touching off a rally in interest-rate-sensitive assets during the latter half of the reporting period.

Yields on U.S. Treasuries fell sharply

The 10-year U.S. Treasury note finished at 2.14%, well off of its early-November high of 3.24%.

The fund underperformed its benchmark

The fund, while delivering an absolute return, trailed the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

PORTFOLIO COMPOSITION AS OF 5/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       3

QUALITY COMPOSITION AS OF 5/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       4

Discussion of fund performance

How would you describe the investment backdrop during the 12 months ended May 31, 2019?

Investment-grade bonds delivered robust returns, with the majority of the rally occurring from November onward. Prior to this time, performance was fairly mixed due to concerns that the U.S. Federal Reserve (Fed) would continue to raise interest rates well into 2019. However, bonds rallied in the second half of the period once the combination of slowing economic growth and uncertainty surrounding the trade dispute between the United States and China prompted the Fed to announce that further rate hikes were unlikely. This shift provided a major lift to interest-rate-sensitive assets. By the close of the period, it caused the yield on the 10-year U.S. Treasury note to fall to its lowest level since September 2017. (Prices and yields move in opposite directions.)

What elements of the fund's positioning helped and hurt results?

Duration and yield curve positioning was modestly additive. The fund was slightly long in terms of duration (interest-rate sensitivity), which aided performance in the rising market. We also tilted the portfolio to capitalize on outperformance for longer-term bonds, which was another minor positive. Individual security selection had a neutral impact on 12-month results.

The effect of allocation was also roughly neutral. The benefit of being underweight in U.S. Treasuries and overweight in corporates and taxable municipal bonds was offset by overweights in securitized assets and cash. The fund's asset allocation remained quite different than that of the benchmark. While the index has a weighting of nearly 60% in U.S. Treasuries, we seek opportunities across the full range of the domestic fixed-income market.

How would you characterize your portfolio activity?

During the course of the period, we sought to decrease the portfolio's weightings in areas where valuations had been less compelling and rotate into those with more defensive characteristics. We reduced the fund's allocation to corporate bonds, where yield spreads had fallen considerably, as well as to taxable municipals, which had performed well and no longer offered as attractive of a value as they did when we first established the position. In turn, we rotated the proceeds into U.S.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       5

Treasuries, agency mortgage-backed securities, and agency commercial mortgage-backed securities. Since these areas feature less credit risk than other segments of the investment-grade space, they may be better suited to withstand slower economic growth and/or financial market disruptions. While we adopted an increasingly cautious stance as the period progressed, we remained alert for opportunities among specific securities that fell to attractive valuations due to market volatility.

We were also quite active in evolving the environmental, social, and governance element of our strategy. In addition to refining the quantitative portion of our assessment process, we augmented the qualitative aspect by actively engaging with a growing number of municipalities and company management teams. We believe this shift reflects our core belief that direct engagement can make already good companies and municipal issuers better.

MANAGED BY

Jeffrey Glenn, CFA On the fund since inception Investing since 1997
Matthew C. Buscone On the fund since inception Investing since 1994
Sara Chanda On the fund since inception Investing since 1999
Khurram Gillani On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2019

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 5-31-19	as of 5-31-19
Class A	0.85	0.74	1.83	1.65	1.50
Class I3	5.29	2.69	6.75	1.96	1.81
Class R6[3]	5.41	2.79	7.02	2.07	1.92
Index 1†	5.73	2.88	7.24	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	1.37	1.12	1.03
Net (%)	0.87	0.62	0.53

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)
Class I3	12-14-16	10,675	10,675	10,724
Class R6[3]	12-14-16	10,702	10,702	10,724

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-14-16.
3	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2018, with the same investment held until May 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2018	Ending value on 5-31-2019	Expenses paid during period ended 5-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,048.60	$4.39	0.86%
	Hypothetical example	1,000.00	1,020.60	4.33	0.86%
Class I	Actual expenses/actual returns	1,000.00	1,049.80	3.17	0.62%
	Hypothetical example	1,000.00	1,021.80	3.13	0.62%
Class R6	Actual expenses/actual returns	1,000.00	1,050.40	2.61	0.51%
	Hypothetical example	1,000.00	1,022.40	2.57	0.51%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 39.0%				$24,010,559
(Cost $23,500,238)
U.S. Government 31.6%				19,435,934
U.S. Treasury
Note	1.625	07-31-20	350,000	347,771
Note	1.625	02-15-26	800,000	780,250
Note	1.750	10-31-20	1,300,000	1,294,313
Note	1.750	05-15-23	950,000	943,988
Note	1.875	04-30-22	500,000	499,609
Note	1.875	07-31-22	300,000	299,801
Note	2.000	05-31-21	1,150,000	1,151,033
Note	2.000	02-15-23	500,000	501,563
Note	2.000	04-30-24	850,000	852,357
Note	2.000	02-15-25	650,000	650,711
Note	2.125	03-31-24	600,000	605,227
Note	2.250	11-15-24	1,250,000	1,267,871
Note	2.250	08-15-27	500,000	506,211
Note	2.250	11-15-27	675,000	682,937
Note	2.375	08-15-24	2,000,000	2,041,250
Note	2.375	04-30-26	600,000	613,617
Note	2.375	05-15-27	400,000	409,016
Note	2.500	01-31-21	750,000	755,918
Note	2.500	05-15-24	950,000	974,975
Note	2.750	02-15-24	1,000,000	1,036,602
Note	2.750	02-15-28	450,000	472,957
Note	2.875	11-15-21	750,000	767,080
Note	2.875	05-15-28	450,000	477,791
Note	2.875	08-15-28	700,000	743,777
Note	3.125	11-15-28	700,000	759,309
U.S. Government Agency 7.4%				4,574,625
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	03-01-32	771,587	783,691
15 Yr Pass Thru	3.500	03-01-30	374,898	385,826
15 Yr Pass Thru	4.000	05-01-33	466,797	482,772
Federal National Mortgage Association
15 Yr Pass Thru	3.500	01-01-32	365,936	377,881
15 Yr Pass Thru	4.000	05-01-33	504,580	529,895
30 Yr Pass Thru	3.500	07-01-47	585,638	599,021
30 Yr Pass Thru	4.000	10-01-47	398,933	419,212
30 Yr Pass Thru	4.500	01-01-46	542,268	576,434

30 Yr Pass Thru	5.000	11-01-39	388,160	419,893
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 39.4%				$24,245,544
(Cost $23,855,246)
Communication services 2.3%				1,428,351
Diversified telecommunication services 1.6%
AT&T, Inc.	4.125	02-17-26	490,000	510,458
Verizon Communications, Inc.	5.150	09-15-23	445,000	491,788
Media 0.7%
Comcast Corp.	3.150	03-01-26	420,000	426,105
Consumer discretionary 1.5%				907,919
Hotels, restaurants and leisure 0.5%
Starbucks Corp.	3.500	03-01-28	275,000	281,493
Specialty retail 1.0%
Lowe's Companies, Inc.	3.100	05-03-27	265,000	261,979
The Home Depot, Inc.	3.350	09-15-25	350,000	364,447
Consumer staples 3.1%				1,886,896
Beverages 0.8%
Diageo Capital PLC	4.828	07-15-20	235,000	241,070
PepsiCo, Inc.	2.750	03-05-22	255,000	258,324
Food products 0.6%
General Mills, Inc.	3.150	12-15-21	375,000	379,432
Household products 0.7%
Kimberly-Clark Corp.	3.200	04-25-29	200,000	205,013
The Clorox Company	3.900	05-15-28	200,000	212,184
Personal products 1.0%
The Estee Lauder Companies, Inc.	3.150	03-15-27	225,000	230,069
Unilever Capital Corp.	4.250	02-10-21	350,000	360,804
Energy 3.0%				1,873,759
Energy equipment and services 0.4%
Schlumberger Investment SA	3.650	12-01-23	250,000	259,982
Oil, gas and consumable fuels 2.6%
Enbridge, Inc.	4.000	10-01-23	270,000	280,587
Equinor ASA	2.650	01-15-24	350,000	351,017
Equinor ASA	2.900	11-08-20	200,000	201,236
Shell International Finance BV	3.250	05-11-25	300,000	308,659
Total Capital International SA	3.455	02-19-29	200,000	207,684
Total Capital SA	4.450	06-24-20	260,000	264,594
Financials 13.4%				8,217,417
Banks 8.9%
Bank of America Corp.	3.248	10-21-27	175,000	173,784
Bank of America Corp.	4.000	04-01-24	345,000	361,664
12	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of Montreal	1.900	08-27-21	250,000	$247,046
BNP Paribas SA	3.250	03-03-23	430,000	439,912
Citigroup, Inc.	3.200	10-21-26	500,000	498,221
HSBC Holdings PLC	2.650	01-05-22	375,000	373,963
International Bank for Reconstruction & Development	1.125	11-27-19	550,000	546,543
JPMorgan Chase & Co.	3.300	04-01-26	695,000	703,623
KeyBank NA	3.300	02-01-22	250,000	255,420
KeyCorp	2.900	09-15-20	270,000	271,247
Royal Bank of Canada	3.200	04-30-21	300,000	304,454
The PNC Financial Services Group, Inc.	3.500	01-23-24	295,000	305,655
The Toronto-Dominion Bank	1.800	07-13-21	405,000	399,862
US Bancorp	2.375	07-22-26	300,000	292,262
Westpac Banking Corp.	2.000	08-19-21	300,000	296,478
Capital markets 2.7%
Morgan Stanley	2.625	11-17-21	295,000	293,424
Morgan Stanley	3.700	10-23-24	275,000	284,485
State Street Corp.	2.550	08-18-20	250,000	250,439
The Bank of New York Mellon Corp.	3.550	09-23-21	265,000	270,692
The Goldman Sachs Group, Inc.	3.500	11-16-26	565,000	566,858
Consumer finance 0.9%
American Express Company	2.750	05-20-22	305,000	306,179
American Express Credit Corp.	2.200	03-03-20	255,000	254,559
Insurance 0.9%
Chubb INA Holdings, Inc.	2.300	11-03-20	240,000	239,866
Marsh & McLennan Companies, Inc.	2.750	01-30-22	280,000	280,781
Health care 7.2%				4,423,035
Biotechnology 2.2%
AbbVie, Inc.	2.300	05-14-21	250,000	248,640
Amgen, Inc.	2.650	05-11-22	250,000	250,402
Celgene Corp.	3.250	02-20-23	320,000	326,343
GlaxoSmithKline Capital PLC	2.875	06-01-22	250,000	252,762
Novartis Capital Corp.	3.000	11-20-25	275,000	279,697
Health care equipment and supplies 0.6%
Medtronic, Inc.	3.150	03-15-22	375,000	382,920
Health care providers and services 2.7%
Anthem, Inc.	3.650	12-01-27	330,000	332,902
CVS Health Corp.	2.800	07-20-20	150,000	150,194
CVS Health Corp.	3.875	07-20-25	365,000	374,160
UnitedHealth Group, Inc.	2.875	03-15-22	296,000	298,656
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	256,197
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc.	3.875	12-15-28	200,000	$212,478
Pharmaceuticals 1.7%
Merck & Company, Inc.	2.400	09-15-22	160,000	160,556
Merck & Company, Inc.	3.400	03-07-29	285,000	295,439
Sanofi	4.000	03-29-21	450,000	462,570
Zoetis, Inc.	3.250	02-01-23	137,000	139,119
Industrials 1.8%				1,113,566
Aerospace and defense 0.4%
Lockheed Martin Corp.	3.550	01-15-26	250,000	261,155
Air freight and logistics 0.3%
United Parcel Service, Inc.	3.050	11-15-27	215,000	217,378
Commercial services and supplies 0.4%
Waste Management, Inc.	2.400	05-15-23	225,000	223,233
Machinery 0.4%
Deere & Company	2.600	06-08-22	255,000	255,293
Road and rail 0.3%
CSX Corp.	3.700	11-01-23	150,000	156,507
Information technology 3.1%				1,914,000
Communications equipment 0.4%
Cisco Systems, Inc.	1.850	09-20-21	280,000	276,417
Semiconductors and semiconductor equipment 0.7%
Intel Corp.	3.300	10-01-21	430,000	439,315
Software 1.2%
Microsoft Corp.	2.700	02-12-25	300,000	303,365
Oracle Corp.	2.400	09-15-23	210,000	208,409
Oracle Corp.	2.500	05-15-22	220,000	220,242
Technology hardware, storage and peripherals 0.8%
Apple, Inc.	2.850	02-23-23	460,000	466,252
Materials 0.8%				505,883
Chemicals 0.8%
Eastman Chemical Company	3.600	08-15-22	240,000	245,537
Ecolab, Inc.	3.250	01-14-23	255,000	260,346
Real estate 1.3%				794,402
Equity real estate investment trusts 1.3%
AvalonBay Communities, Inc.	2.950	09-15-22	350,000	354,909
Boston Properties LP	3.800	02-01-24	200,000	207,798
Simon Property Group LP	3.375	10-01-24	225,000	231,695
14	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 1.9%				$1,180,316
Electric utilities 1.5%
MidAmerican Energy Company	3.100	05-01-27	275,000	279,100
NSTAR Electric Company	2.375	10-15-22	380,000	378,370
Xcel Energy, Inc.	4.000	06-15-28	250,000	265,844
Independent power and renewable electricity producers 0.4%

NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	250,000	257,002
Municipal bonds 11.0%				$6,803,737
(Cost $6,713,193)
City of Avondale (Arizona)	2.240	07-01-20	450,000	448,713
City of New York	2.260	03-01-22	385,000	384,084
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	450,000	460,620
Gateway School District Alleghany County (Pennsylvania)	1.887	07-15-22	325,000	320,349
Jackson State University Educational Building Corp. (Mississippi)	2.720	03-01-23	295,000	297,593
Kent City School District (Ohio)	5.000	12-01-20	350,000	362,821
Louisiana Public Facilities Authority	2.193	12-15-20	700,000	697,802
New Mexico Finance Authority	2.135	06-15-20	400,000	399,148
New Mexico Finance Authority	2.287	06-15-21	195,000	195,189
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	343,973
New York State Environmental Facilities Corp.	1.885	01-15-20	180,000	179,363
Passaic Valley Water Commission (New Jersey)	2.739	12-15-25	475,000	475,698
Santa Rosa Regional Resources Authority (California)	2.900	08-01-25	200,000	204,690
Tennessee State School Bond Authority	2.054	11-01-21	660,000	657,558
Texas A&M University	3.231	05-15-27	350,000	370,020
Texas Public Finance Authority	4.000	02-01-23	215,000	226,739
Texas State University System	3.277	03-15-27	370,000	385,721

University of North Texas	3.357	04-15-27	375,000	393,656
Collateralized mortgage obligations 0.9%				$574,694
(Cost $569,835)
U.S. Government Agency 0.9%				574,694
Federal National Mortgage Association
Series 2015-M4, Class AV2 (A)	2.509	07-25-22	277,984	278,998

Series 2017-M10, Class AV2 (A)	2.561	07-25-24	294,000	295,696
Asset backed securities 8.0%				$4,921,589
(Cost $4,878,304)
Asset backed securities 8.0%				4,921,589
American Express Credit Account Master Trust Series 2019-1, Class A	2.870	10-15-24	1,000,000	1,019,081
BA Credit Card Trust Series 2018-A3, Class A3	3.100	12-25-23	715,000	728,102
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Chase Issuance Trust
Series 2016-A5, Class A5	1.270	07-15-21	750,000	$748,948
Series 2017-A1, Class A (1 month LIBOR + 0.300%) (B)	2.740	01-18-22	285,000	285,356
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1	2.490	01-20-23	755,000	758,491
Ford Credit Auto Owner Trust
Series 2016-B, Class A3	1.330	10-15-20	29,118	29,079
Series 2016-C, Class A3	1.220	03-15-21	433,665	431,354
Series 2018-B, Class A3	3.240	04-15-23	546,000	556,203
Honda Auto Receivables Owner Trust Series 2017-2, Class A3	1.680	08-16-21	366,710	364,975

	Yield (%)	Shares	Value
Short-term investments 1.3%			$781,893
(Cost $781,893)
Money market funds 1.3%			781,893
JPMorgan U.S. Government Money Market Fund, Institutional Class	2.2629(C)	781,893	781,893

Total investments (Cost $60,298,709) 99.6%	$61,338,016
Other assets and liabilities, net 0.4%	238,744
Total net assets 100.0%	$61,576,760

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 5-31-19.
At 5-31-19, the aggregate cost of investments for federal income tax purposes was $60,444,229. Net unrealized appreciation aggregated to $893,787, of which $973,611 related to gross unrealized appreciation and $79,824 related to gross unrealized depreciation.
16	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-19

Assets
Unaffiliated investments, at value (Cost $60,298,709)	$61,338,016
Cash	5,001
Interest receivable	323,839
Receivable from affiliates	302
Other assets	28,014
Total assets	61,695,172
Liabilities
Distributions payable	38,343
Payable for fund shares repurchased	11,692
Payable to affiliates
Accounting and legal services fees	6,183
Transfer agent fees	5,955
Trustees' fees	99
Other liabilities and accrued expenses	56,140
Total liabilities	118,412
Net assets	$61,576,760
Net assets consist of
Paid-in capital	$61,308,850
Total distributable earnings (loss)	267,910
Net assets	$61,576,760

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,147,401 ÷ 507,720 shares)[1]	$10.14
Class I ($54,879,089 ÷ 5,413,817 shares)	$10.14
Class R6 ($1,550,270 ÷ 152,915 shares)	$10.14
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.56

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	17

STATEMENT OF OPERATIONS For the year ended  5-31-19

Investment income
Interest	$1,509,723
Expenses
Investment management fees	253,720
Distribution and service fees	12,295
Accounting and legal services fees	13,118
Transfer agent fees	69,761
Trustees' fees	1,095
Custodian fees	32,401
State registration fees	54,223
Printing and postage	18,509
Professional fees	43,228
Other	12,629
Total expenses	510,979
Less expense reductions	(146,963)
Net expenses	364,016
Net investment income	1,145,707
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(339,119)
(339,119)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	2,178,299
2,178,299
Net realized and unrealized gain	1,839,180
Increase in net assets from operations	$2,984,887

18	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-19	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$1,145,707	$705,679
Net realized loss	(339,119)	(179,745)
Change in net unrealized appreciation (depreciation)	2,178,299	(1,346,799)
Increase (decrease) in net assets resulting from operations	2,984,887	(820,865)
Distributions to shareholders
From net investment income and net realized gain
Class A	(99,708)	—
Class I	(1,129,856)	—
Class R6	(35,790)	—
From net investment income
Class A	—	(79,907)
Class I	—	(715,193)
Class R6	—	(31,411)
From net realized gain
Class A	—	(4,673)
Class I	—	(44,792)
Class R6	—	(1,563)
Total distributions	(1,265,354)	(877,539)
From fund share transactions	5,249,313	40,656,792
Total increase	6,968,846	38,958,388
Net assets
Beginning of year	54,607,914	15,649,526
End of year[1]	$61,576,760	$54,607,914

[1]	Net assets - End of year includes undistributed net investment income of $8,537 at May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	19

Financial highlights
CLASS A SHARES Period ended	5-31-19	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[2]	0.18	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.31	(0.27)	0.17
Total from investment operations	0.49	(0.13)	0.23
Less distributions
From net investment income	(0.20)	(0.17)	(0.07)
From net realized gain	—	(0.01)	—
Total distributions	(0.20)	(0.18)	(0.07)
Net asset value, end of period	$10.14	$9.85	$10.16
Total return (%)[3,4]	5.04	(1.31)	2.35 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.39	2.02 [6]
Expenses including reductions	0.86	0.86	0.87 [6]
Net investment income	1.81	1.40	1.31 [6]
Portfolio turnover (%)	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-19	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[2]	0.20	0.16	0.07
Net realized and unrealized gain (loss) on investments	0.31	(0.27)	0.18
Total from investment operations	0.51	(0.11)	0.25
Less distributions
From net investment income	(0.22)	(0.19)	(0.09)
From net realized gain	—	(0.01)	—
Total distributions	(0.22)	(0.20)	(0.09)
Net asset value, end of period	$10.14	$9.85	$10.16
Total return (%)[3]	5.29	(1.06)	2.47 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$48	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	1.14	1.76 [5]
Expenses including reductions	0.63	0.61	0.61 [5]
Net investment income	2.05	1.65	1.58 [5]
Portfolio turnover (%)	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	21

CLASS R6 SHARES Period ended	5-31-19	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[2]	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.31	(0.28)	0.17
Total from investment operations	0.52	(0.10)	0.25
Less distributions
From net investment income	(0.23)	(0.20)	(0.09)
From net realized gain	—	(0.01)	—
Total distributions	(0.23)	(0.21)	(0.09)
Net asset value, end of period	$10.14	$9.85	$10.16
Total return (%)[3]	5.41	(0.96)	2.52 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	1.05	1.67 [5]
Expenses including reductions	0.51	0.51	0.52 [5]
Net investment income	2.16	1.75	1.67 [5]
Portfolio turnover (%)	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	23

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2019, by major security category or type:
	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$24,010,559	—	$24,010,559	—
Corporate bonds	24,245,544	—	24,245,544	—
Municipal bonds	6,803,737	—	6,803,737	—
Collateralized mortgage obligations	574,694	—	574,694	—
Asset backed securities	4,921,589	—	4,921,589	—
Short-term investments	781,893	$781,893	—	—
Total investments in securities	$61,338,016	$781,893	$60,556,123	—
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon
24	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2019 were $1,946.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2019, the fund has a short-term capital loss carryforward of $326,358 and a long-term capital loss carryforward of $312,571 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2019 and 2018 was as follows:
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	25

	May 31, 2019	May 31, 2018
Ordinary Income	$1,265,354	$877,539
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2019, the components of distributable earnings on a tax basis consisted of $51,394 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Effective June 28, 2019, the Advisor changed its name to John Hancock Investment Management LLC and the Distributor changed its name to John Hancock Investment Management Distributors LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund’s average daily net assets, and (b) 0.400% of the fund’s average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2019, this waiver amounted to 0.01% of the fund’s average net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage
26	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on September 30, 2020, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$ 12,848
Class I	130,177
Class	Expense reduction
Class R6	$ 3,938
Total	$146,963

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2019 were equivalent to a net annual effective rate of 0.19% the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,546 for the year ended May 31, 2019. Of this amount, $545 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,001 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2019, there were no CDSCs received by the Distributor for Class A.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	27

recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2019 were:
Class	Distribution and service fees	Transfer agent fees
Class A	$ 12,295	$ 5,503
Class I	—	64,063
Class R6	—	195
Total	$12,295	$69,761
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2019 and 2018 were as follows:
	Year Ended 5-31-19		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	44,916	$444,701	62,602	$628,117
Distributions reinvested	970	9,613	414	4,132
Repurchased	(28,656)	(284,502)	(31,133)	(314,176)
Net increase	17,230	$169,812	31,883	$318,073
Class I shares
Sold	534,091	$5,311,365	3,976,031	$40,356,185
Distributions reinvested	13,759	136,554	3,052	30,217
Repurchased	(38,028)	(375,606)	(4,738)	(46,651)
Net increase	509,822	$5,072,313	3,974,345	$40,339,751
Class R6 shares
Sold	911	$8,998	7,076	$71,202
Distributions reinvested	62	609	94	941
Repurchased	(242)	(2,419)	(7,407)	(73,175)
Net increase (decrease)	731	$7,188	(237)	$(1,032)
Total net increase	527,783	$5,249,313	4,005,991	$40,656,792
28	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Affiliates of the fund owned 89%, 82% and 98% of shares of Class A, Class I and Class R6, respectively, on May 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $15,233,619 and $15,961,294, respectively, for the year ended May 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $11,055,386 and $4,716,625, respectively, for the year ended May 31, 2019.
Note 7—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock ESG Core Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and transfer agent; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	211
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	211
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	211
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	211
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	211
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	211
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       32

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	211
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	211
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	211
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	211
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	211
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       33

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	211
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	211
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       34

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       35

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Breckinridge Capital Advisors, Inc.

Portfolio Managers

Matthew C. Buscone
Sara Chanda
Khurram Gillani
Jeffrey M. Glenn, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF876855	468A 5/19 7/19

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2019 and 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2019	May 31, 2018
John Hancock Government Income Fund	$48,419	$46,519
John Hancock Investment Grade Bond Fund	49,389	49,389
John Hancock High Yield Fund	72,812	74,312
John Hancock ESG Core Bond Fund	38,621	38,380
Total	$209,241	$208,600

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $113,000 and $110,200 for the fiscal years ended May 31, 2019 and 2018, respectively.

Fund	May 31, 2019	May 31, 2018
John Hancock Government Income Fund	$571	$540
John Hancock Investment Grade Bond Fund	571	540
John Hancock High Yield Fund	571	540
John Hancock ESG Core Bond Fund	571	540
Total	$2,284	$2,160

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2019 and 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2019	May 31, 2018
John Hancock Government Income Fund	$3,725	$3,725
John Hancock Investment Grade Bond Fund	3,725	3,725
John Hancock High Yield Fund	3,725	3,725
John Hancock ESG Core Bond Fund	3,725	3,725
Total	$14,900	$14,900

(d) All Other Fees
The nature of the services comprising all other fees is attestation services surrounding new class launches and merger activity. Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2019 and 2018 amounted to the following:

Fund	May 31, 2019	May 31, 2018
John Hancock Government Income Fund	$89	$3,834
John Hancock Investment Grade Bond Fund	89	234
John Hancock High Yield Fund	89	234
John Hancock ESG Core Bond Fund	89	234
Total	$356	$4,536

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2019 and 2018 amounted to the following:

Trust	May 31, 2019	May 31, 2018
John Hancock Bond Trust	$919,444	$6,716,119

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 22, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 22, 2019